Registration No. 333-___

===============================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
         Pre-Effective Amendment No. __     Post-Effective Amendment No. __

                        (Check appropriate box or boxes)

                           DREYFUS A BONDS PLUS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 922-6000
                        (Area Code and Telephone Number)

                           c/o The Dreyfus Corporation
                    200 PARK AVENUE, NEW YORK, NEW YORK 10166
                (Address of Principal Executive Offices: Number,
                         Street, City, State, Zip Code)

                     (Name and Address of Agent for Service)

                              Mark N. Jacobs, Esq.
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

                                    copy to:

                               Lewis G. Cole, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

     It is proposed that this filing will become effective on July 31, 2000 pursuant to Rule 488.

     Registrant has registered an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is being paid at this time.

                           DREYFUS A BONDS PLUS, INC.

                                    Form N-14

                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.                          PROSPECTUS/PROXY STATEMENT CAPTION

PART A

Item 1.   Beginning of Registration Statement               Cover Page
          and Outside Front Cover
          Page of Prospectus

Item 2.   Beginning and Outside Back Cover Page             Cover Page
          of Prospectus

Item 3.   Synopsis Information and Risk Factors             Summary

Item 4.   Information About the Transaction                 Letter to
                                                            Stockholders;
                                                            Summary; Reasons for
                                                            the Exchange;
                                                            Information About
                                                            the Exchange

Item 5.   Information About the Registrant                  Letter to
                                                            Stockholders;
                                                            Summary; Reasons for
                                                            the Exchange;
                                                            Information About
                                                            the Exchange;
                                                            Additional
                                                            Information About
                                                            the Fund and the
                                                            Acquiring Fund

Item 6.   Information About the Company Being Acquired      Letter to
                                                            Stockholders;
                                                            Reasons for the
                                                            Exchange;
                                                            Information About
                                                            the Exchange;
                                                            Additional
                                                            Information About
                                                            the Fund and the
                                                            Acquiring Fund

Item 7.   Voting Information                                Letter to
                                                            Stockholders; Cover
                                                            Page; Voting
                                                            Information

Item 8.   Interest of Certain Persons and Experts           Not Applicable

Item 9.   Additional Information Required for               Not Applicable
          Reoffering by Persons Deemed to be
          Underwriters

                                            STATEMENT OF ADDITIONAL INFORMATION
PART B                                                   CAPTION

Item 10.  Cover Page                                  Cover Page

Item 11.  Table of Contents                           Not Applicable

Item 12.  Additional Information about                Statement of Additional
          the Registrant                              Information of Dreyfus
                                                      A Bonds Plus, Inc. dated
                                                      August 1, 1999, as
                                                      revised on March 9,
                                                      2000(1)

Item 13.  Additional Information about the            Not Applicable
          Company being Acquired

Item 14.  Financial Statements                        Annual Report of Dreyfus
                                                      A Bonds Plus, Inc. dated
                                                      March 31, 2000; Annual
                                                      Report and Semi-Annual
                                                      Report of Dreyfus
                                                      Strategic Governments
                                                      Income, Inc. dated
                                                      November 30, 1999 and May
                                                      31, 2000, respectively

PART C

Item 15.  Indemnification

Item 16   Exhibits

Item 17.  Undertakings

(1) Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A (File No. 2-55614).

                   DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166


Dear Stockholder:

          As a stockholder of Dreyfus Strategic Governments Income, Inc. (the "Fund"), you are entitled to vote on the proposal described below and in the enclosed materials.

          The Fund's Board of Directors has determined that it would be in the best interests of the Fund and its stockholders if the Fund were to exchange its assets (subject to liabilities) for shares of Dreyfus A Bonds Plus, Inc. (the "Acquiring Fund"), an open-end investment company advised by The Dreyfus Corporation that has a similar investment objective and similar management policies as the Fund. The Fund's shares have traded on the New York Stock Exchange at an average discount from net asset value of more than 10% for approximately 15 consecutive months through May 2000, ranging from approximately 15% to 20% from late 1999 through June 16, 2000. After having considered several alternatives, the Board has determined that merging the Fund into the larger Acquiring Fund is currently the most appropriate way for the Fund to eliminate the market discount. Following the June 22, 2000 announcement of the Board's approval of the merger, the Fund's shares traded at a discount from net asset value that ranged from __% to __% through __, 2000. The Board believes that the new shares will offer greater liquidity and additional benefits.

          The proposal provides that the Fund exchange all of its assets, subject to liabilities, for shares of the Acquiring Fund (the "Exchange"). Promptly thereafter, the Fund will distribute pro rata the Acquiring Fund shares received in the Exchange to its stockholders in complete liquidation of the Fund. Thus, each Fund stockholder will receive for his or her Fund shares a number of Acquiring Fund shares equal to the aggregate NET ASSET VALUE of the stockholder's Fund shares as of the date of the Exchange.

          Here are some facts about the Exchange that will be useful to you as you vote:

          o There will be no cost to you to become a stockholder of the Acquiring Fund

          o In the opinion of counsel, the Exchange will be free from Federal income taxes to you, the Fund and the Acquiring Fund

          o The holding period and aggregate tax basis of the Acquiring Fund shares you receive in the Exchange will be the same as the holding period and aggregate tax basis of your Fund shares

          o You will be able to redeem your shares of the Acquiring Fund for cash at net asset value without any redemption fees or required holding period

          o Shares of the Acquiring Fund are priced on each day the New York Stock Exchange is open for business and you may redeem all or a part of your shares at the then-current net asset value per share

          o As a stockholder of the Acquiring Fund, you will have the ability to exchange your shares for shares of other open-end funds in the Dreyfus Family of Funds

          Further information about the transaction is contained in the enclosed materials, which you should review carefully.

          Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

          THE FUND'S BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION.

          If you have any questions after considering the enclosed materials, please call [1-800-334-6899].

                                              Sincerely,



                                              Stephen E. Canter
                                              President

August __, 2000

                   DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.

                           --------------------------


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           ---------------------------

To the Stockholders:

          A Special Meeting of Stockholders of Dreyfus Strategic Governments Income, Inc. (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Friday, September 15, 2000, at 10:00 a.m. for the following purposes:

          1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus A Bonds Plus, Inc. (the "Acquiring Fund") in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). The shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its stockholders in liquidation of the Fund, after which the Fund will be dissolved; and

          2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Stockholders of record at the close of business on July __, 2000, will be entitled to receive notice of and to vote at the meeting.


                                       By Order of the Board of Directors




                                       John B. Hammalian
                                       Secretary

New York, New York
August __, 2000



===============================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY

          A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT ITS STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
===============================================================================

______________, 2000


                          ACQUISITION OF THE ASSETS OF

                   DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                           DREYFUS A BONDS PLUS, INC.

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON FRIDAY, SEPTEMBER 15, 2000


          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Strategic Governments Income, Inc. (the "Fund") to be used at the Special Meeting of Stockholders (the "Meeting") of the Fund to be held on Friday, September 15, 2000, at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. Stockholders of record at the close of business on July __, 2000 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets, subject to liabilities, to Dreyfus A Bonds Plus, Inc. (the "Acquiring Fund") in exchange for shares of the Acquiring Fund, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund stockholders, with each stockholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each stockholder will receive for his or her Fund shares a number of Acquiring Fund shares (or fractions thereof) equal in value to the aggregate NET ASSET VALUE of the stockholder's Fund shares as of the date of the Exchange.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund stockholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated ______, 2000, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

-------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

          The Acquiring Fund is an open-end, diversified management investment company advised by The Dreyfus Corporation ("Dreyfus"). The Fund is a closed-end, non-diversified management investment company advised by Dreyfus; the Fund's shares trade on the New York Stock Exchange under the symbol "DSI." The Acquiring Fund and the Fund have a similar investment objective and similar management policies. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated August 1, 2000, and the Acquiring Fund's Annual Report for its fiscal year ended March 31, 2000, including its audited financial statements for the fiscal year, each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated in this Prospectus/Proxy Statement by reference. FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED NOVEMBER 30, 1999, AND THE FUND'S SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED MAY 31, 2000, WRITE TO THE FUND AT ITS OFFICES LOCATED AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-334-6899.

          Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the stockholder's name. To be effective, such revocation must be received before the Meeting. Also, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of July __, 2000, __________ shares of the Fund's common stock were issued and outstanding.

          Proxy materials will be mailed to stockholders of record on or about August 11, 2000.

                                TABLE OF CONTENTS

Summary.....................................................................  1

Reasons for the Exchange.....................................................16

Information about the Exchange...............................................18

Additional Information about the Fund and the Acquiring Fund.................22

Voting Information...........................................................23

Financial Statements and Experts.............................................26

Other Matters................................................................26

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees.......26

Exhibit A:  Agreement and Plan of Reorganization............................A-1

               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF
                         THE FUND TO THE ACQUIRING FUND

                                     SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus and Annual Report, and the Fund's Prospectus dated June 23, 1988, as amended to date, and Annual and Semi-Annual Reports, and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          PROPOSED TRANSACTION. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has approved an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, subject to the requisite approval of the Fund's stockholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of the Fund, including all securities and cash, in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets. The Fund will distribute all Acquiring Fund shares received by it among its stockholders so that each stockholder will receive a pro rata distribution of Acquiring Fund shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the stockholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be dissolved.

          As a result of the Exchange, each Fund stockholder will cease to be a stockholder of the Fund and will become a stockholder of the Acquiring Fund as of the close of business on the date of the Exchange.

          The Fund's Board has concluded that the Exchange would be in the best interests of the Fund and its stockholders, and the interests of existing stockholders of the Fund would not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

          TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund's stockholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund stockholder will be the same as the holding period and aggregate tax basis of the stockholder's Fund shares, and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

          COMPARISON OF THE FUND AND THE ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund's Prospectus, as amended, and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

          GOAL/APPROACH. The Fund and the Acquiring Fund have similar investment goals. Each seeks to maximize current income to the extent consistent with the preservation of capital and, for the Acquiring Fund, the maintenance of liquidity. Despite similar investment goals, however, there are some differences in the investment policies the two funds pursue to fulfill their investment goals.

          To pursue its goal, the Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), and in obligations issued or guaranteed by one or more foreign governments (including those located in emerging markets) or any of their political subdivisions, agencies or instrumentalities ("Foreign Government Securities"). The Fund invests at least 65% of its total assets in U.S. and Foreign Government Securities, and may invest up to 50% of its total assets in Foreign Government Securities. The U.S. Government Securities in which the Fund may invest include mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities. The Fund also may invest up to 35% of its total assets in other debt securities, including investment grade corporate bonds and municipal obligations, commercial paper, zero coupon securities, collateralized mortgage obligations ("CMOs") and other mortgage-related securities, and repurchase agreements.

          To pursue its goal, the Acquiring Fund invests at least 80% of its net assets in fixed-income securities that, when purchased, are rated A or better, or are the unrated equivalent as determined by Dreyfus, and in U.S. Government Securities. The remainder of the Acquiring Fund's assets may be invested in fixed-income securities rated lower than A or the unrated equivalent as determined by Dreyfus. The fixed-income securities in which the Acquiring Fund may invest include: bonds, debentures and notes; mortgage-related securities, including CMOs; asset-backed securities; convertible debt obligations; preferred stock and convertible preferred stock; municipal obligations and zero coupon bonds; and money-market instruments. The Acquiring Fund may invest up to 10% of its net assets in foreign securities.

          The Acquiring Fund may invest up to 15% of its assets in illiquid securities; the Fund may invest without limitation in illiquid securities. The Acquiring Fund and Fund may engage in futures and options, and foreign currency transactions. The Fund, but not the Acquiring Fund, also may purchase and sell currency futures contracts, options on currency futures, and options on foreign currency. The Fund and Acquiring Fund may lend portfolio securities -- up to 30% of the Fund's total assets and up to 33-1/3% of the Acquiring Fund's total assets. The Fund and the Acquiring Fund may borrow money to the extent permitted by the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Acquiring Fund can buy securities with borrowed money (a form of leverage); the Fund's policy is to borrow money only for temporary or emergency purposes or for clearance of transactions in amounts not exceeding 15% of its total assets and in connection with repurchases of, or tenders for, its shares. The Acquiring Fund may sell securities short, which involves selling a security it does not own in anticipation of a decline in the market price of the security; the Fund may not sell short. The Acquiring Fund also may engage in forward roll transactions and enter into reverse repurchase agreements (selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date), each of which is a form of leverage.

          Another difference is that the Fund is a non-diversified management investment company and the Acquiring Fund is a diversified management investment company. In order to be classified as a diversified fund, the Acquiring Fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of one issuer or own more than 10% of the outstanding voting securities of any one issuer. As a non-diversified fund, the Fund is not subject to these restrictions. However, each of the Acquiring Fund and Fund conducts its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which relieves it of any liability for Federal income tax to the extent its earnings are distributed to stockholders. To qualify as a regulated investment company, a fund, among other things, must limit its investments so that, at the close of each quarter of its taxable year (1) not more than 25% of the market value of the fund's total assets will be invested in the securities of a single issuer and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of the fund's total assets will be invested in the securities of a single issuer. Investments in U.S. Government Securities are not subject to these limitations. For a more complete discussion of the Acquiring Fund's management policies, see "Goal/Approach" in the Acquiring Fund's Prospectus.

          MAIN RISKS. The risks associated with an investment in the Fund and the Acquiring Fund are similar and include interest rate, income, credit, market and liquidity risks. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means that you could lose money.

          The Acquiring Fund may invest a greater portion of its assets in corporate bonds than the Fund. Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the Acquiring Fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and therefore in the Acquiring Fund's share price as well. If an issuer fails to make timely interest or principal payments or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the Acquiring Fund's share price. Although the Acquiring Fund invests primarily in high quality bonds (rated A or better), it may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities (commonly known as junk bonds). High yield bonds involve greater credit risk, including the risk of default, than investment grade bonds. They tend to be more volatile in price and less liquid and are considered speculative. The prices of high yield bonds can fall in response to bad news about the issuer, the issuer's industry or the economy in general. The Fund may invest only in investment grade corporate bonds.

          The Acquiring Fund also may invest a greater portion of its assets in mortgage-related securities than the Fund. Prices and yields of mortgage-related securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-related securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. This may force the portfolio manager to invest the proceeds from prepaid mortgage-related securities at lower rates, which would result in a lower return. When interest rates increase, mortgage-related securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities. Most mortgage-related securities are a form of derivative. Derivatives can be illiquid and highly sensitive to changes in their underlying securities and, as a result, can be highly volatile.

          As a closed-end investment company, shares of the Fund can and frequently have traded at a discount from their net asset value, but in some cases they can and have traded at a premium. Shares of the Acquiring Fund are purchased and sold at their net asset value and do not trade at a premium or discount to their net asset value.

          A greater portion of the Fund's assets are invested in U.S. Government Securities than the Acquiring Fund. Certain U.S. Government Securities, such as those backed by the U.S. Treasury or the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. The Fund is subject to the risk that interest rates could rise sharply, causing the Fund's net asset value and share price to drop. Certain U.S. Government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.

          The Fund may invest up to 50% of its assets in Foreign Government Securities; the Acquiring Fund may invest up to 10% of its assets in foreign securities. Foreign securities may be riskier than comparable U.S. securities for reasons ranging from political and economic instability to changes in currency exchange rates. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of issuers located in emerging markets often are subject to rapid and large price changes.

          In addition to mortgage-related securities, the Fund and the Acquiring Fund, at times, may invest in other derivative securities, such as futures and options. When employed, these practices may be used to increase returns, but they may reduce returns or increase volatility. Derivatives can be illiquid and highly sensitive to changes in their underlying instrument, interest rate or index. A small investment in certain derivatives could have a potentially large impact on a fund's performance. The Fund, but not the Acquiring Fund, may purchase and sell currency futures contracts, options or currency futures and options on foreign currency. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges (which the Fund may not do if it is seeking to profit from fluctuations in exchange rates), any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

          In addition, the Fund is not restricted in its ability to purchase securities for which a liquid trading market does not exist. The Acquiring Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all, or forego other investment opportunities, all of which may have an adverse effect on the Fund's performance.

          The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Therefore, with respect to its investments in other than U.S. Government Securities, the Fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers than that of the Acquiring Fund which is diversified.

          See "Main Risks" in the Acquiring Fund's Prospectus for a more complete description of investment risks applicable to an investment in the Acquiring Fund.

          FEES AND EXPENSES. The fees and expenses of the Fund and the Acquiring Fund set forth below are for the fiscal year ended November 30, 1999 for the Fund, and March 31, 2000 for the Acquiring Fund. The "Pro Forma After Exchange" information is based on net assets and fund accruals of the Fund and the Acquiring Fund as of __________, 2000. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the fund's net asset value per share. The Acquiring Fund has no sales charge (load) or Rule 12b-1 distribution fees.

ANNUAL FUND
OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
(percentage of average net assets):

                                                                                 Pro Forma
                                                                                   After
                                                                                 Exchange
                                  Fund                Acquiring Fund          Acquiring Fund
                                 SHARES                   SHARES                  SHARES

Management fees                   0.70%                   0.65%                  0.65%
Shareholder services fee          None                    0.16%                  0.14%
Other expenses                    0.12%                   0.21%                  0.21%
Total                             0.92%                   1.02%                  1.00%

EXAMPLE

          This example shows what you could pay in expenses over time. It will help you compare the costs of investing in the Acquiring Fund with the costs of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                                           Pro Forma After
                  Fund              Acquiring Fund     Exchange Acquiring Fund

1 Year            $   94            $  104             $  102
3 Years           $  293            $  325             $  318
5 Years           $  509            $  563             $  552
10 Years          $1,131            $1,248             $1,225

          PAST PERFORMANCE. The bar chart and table below show some of the risks of investing in the Acquiring Fund. The bar chart shows the changes in the Acquiring Fund's performance from year to year. The table compares the Acquiring Fund's average annual total return to that of the Lehman Brothers Aggregate Bond Index and the Merrill Lynch Domestic Master Index, which are unmanaged indices reflecting the performance of investment grade corporate debt, U.S. Government Securities and mortgage-related securities, with maturities of at least one year. The chart and table assume reinvestment of dividends and distributions. For performance information of the Fund, see the Fund's Annual Report. Of course, past performance is no guarantee of future results. YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) SHARES OF THE ACQUIRING FUND

       4.80%        18.76%      8.21%       14.95%       -6.16%      20.31%       2.63%     9.55%     2.68%      1.77%
    ------------- ----------- ----------- ------------ ----------- ------------ ---------- --------- --------- -----------
        '90          '91         '92          '93         '94          '95         '96       '97       '98        '99

Best Quarter:                  Q2      '95      +7.36%

Worst Quarter:                 Q1       '94     -4.32%

The Acquiring Fund's year-to-date total return as of 6/30/00 was ____%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                     1 Year           5 Years          10 Years

Acquiring Fund                        1.77%            7.17%             7.46%

Lehman Brothers Aggregate Bond
Index(*)                             -0.86%            7.73%             7.70%

Merrill Lynch Domestic Master
Index                                -0.96%            7.74%             7.75%

* The Lehman Brothers Aggregate Bond Index is the Acquiring Fund's primary index because such index provides more frequent statistical information than the Merrill Lynch Domestic Master Index.

          SHARE DISTRIBUTION AND PURCHASE PROCEDURES. The shares of the Fund and the Acquiring Fund are distributed differently and have different purchase procedures. These differences stem primarily from the fact that the Fund is a closed-end management investment company and the Acquiring Fund is an open-end management investment company. The Fund's shares are traded on the New York Stock Exchange ("NYSE") at prevailing market prices, which may be equal to, less than, or more than their net asset value. These shares may be purchased by placing an order with any broker who effects trades in NYSE listed stocks. The market price of the Fund's shares may be determined by, among other things, the relative demand for and supply of the shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

          The Acquiring Fund's shares may be purchased at their net asset value on any day the NYSE is open. The Acquiring Fund continuously offers new shares to investors at a price equal to the net asset value of the shares at the time of purchase. The Acquiring Fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Acquiring Fund's net assets by the total number of shares outstanding. The Acquiring Fund's investments generally are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Acquiring Fund's Board. See "Your Investment--Account Policies--Buying Shares" in the Acquiring Fund's Prospectus.

          SHARE REDEMPTION PROCEDURES. The Fund and Acquiring Fund also differ with respect to redemption rights and procedures. A stockholder of the Fund has no right to redeem his or her shares. Fund stockholders generally may sell their shares only in the secondary market at the then current market price, which may be more or less than the Fund's net asset value per share. In contrast, a stockholder of the Acquiring Fund may redeem his or her shares from the Acquiring Fund at any time during which the Acquiring Fund is open for business by tendering such shares to the Acquiring Fund. The redemption price the Acquiring Fund will pay for such shares is equal to their net asset value next determined after receipt of a proper request for redemption. See "Your Investment--Account Policies--Selling Shares" in the Acquiring Fund's Prospectus.

          EXCHANGE PRIVILEGES AND OTHER SHAREHOLDER SERVICES. The Fund and Acquiring Fund differ with respect to the shareholder services offered to investors, such as an exchange privilege. Stockholders of the Acquiring Fund may exchange at net asset value all or a portion of their shares for shares of certain other funds of the Dreyfus Family of Funds. Any exchange will be a taxable event for which a stockholder may have to recognize a gain or a loss under Federal income tax provisions. Stockholders of the Fund do not have any exchange privileges. In addition to the exchange privilege, the Acquiring Fund offers other services typically offered by open-end investment companies to their shareholders. These include: Dreyfus Automatic Asset Builder(R); Dreyfus Payroll Savings Plan; Dreyfus Government Direct Deposit Privilege; Dreyfus Dividend Sweep; Dreyfus Auto-Exchange Privilege; and Dreyfus Automatic Withdrawal Plan. See "Your Investment--Services For Fund Investors" in the Acquiring Fund's Prospectus.

          INVESTMENT ADVISER. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $129 billion in over 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including approximately $500 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania. Dreyfus has engaged Sinopia Asset Management to provide day-to-day management for a portion of the Fund's assets (generally, those assets invested in Foreign Government Securities). Dreyfus has agreed to pay Sinopia a sub-investment advisory fee at the annual rate of 0.20% of the value of the Fund's assets.

          PRIMARY PORTFOLIO MANAGERS. The Fund's primary portfolio manager is Gerald Thunelius; he has held that position since _____ , and has been employed by Dreyfus since 1989. The Dreyfus taxable fixed income team, which consists of sector specialists, collectively makes investment decisions for the Acquiring Fund. The team's specialists focus on, and monitor conditions in, the different sectors of the fixed income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights for the portfolio and recommend securities for investment. One of the portfolio managers comprising the team is Mr. Thunelius. The other members of the Dreyfus taxable fixed income team are identified in the Acquiring Fund's Statement of Additional Information.

          BOARD MEMBERS. Joseph S. DiMartino is Chairman of the Board and Rosalind Gersten Jacobs is a Board member of the Fund and the Acquiring Fund. Other than Mr. DiMartino and Ms. Jacobs, the composition of each Board is different. The Fund's Board is divided into three classes of Directors, with one class being elected each year to serve for three years. The classified Board is intended, in part, to reduce the Fund's vulnerability to an unsolicited takeover proposal or similar action, by making it more difficult and time-consuming to change majority control of the Board of Directors without its consent. The Acquiring Fund's Board is not classified. The Acquiring Fund is not required to, and does not, hold annual meetings to elect Directors. A description of the Acquiring Fund's Directors is set forth in its Statement of Additional Information.

          CAPITALIZATION. The following table sets forth as of May 31, 2000
(1) the capitalization of the Fund's shares, (2) the capitalization of the Acquiring Fund's shares and (3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                                         Pro Forma
                                                                                           After
                                                                                          Exchange
                                  Fund                    Acquiring Fund               Acquiring Fund
                                 SHARES                       SHARES                       SHARES

Total net assets            $ 138,322,531                $ 435,310,332                $  573,632,863
Net asset value
  per share                 $     9.45                   $      13.35                 $   13.35
Shares outstanding             14,640,617                   32,595,469                    42,959,052

          SHAREHOLDER SERVICES PLAN. The Acquiring Fund has adopted a Shareholder Services Plan to reimburse its distributor for the provision of certain services to its shareholders. Pursuant to such plan, the Acquiring Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of 0.25% of the value of the Acquiring Fund's average daily net assets for certain allocated expenses of providing personal services and maintaining shareholder accounts. The Fund has not adopted a shareholder services plan. See "Shareholder Services Plan" in the Acquiring Fund's Statement of Additional Information for a discussion of the Acquiring Fund's plan.

          DIVIDENDS AND OTHER DISTRIBUTIONS. Each of the Fund and the Acquiring Fund distributes to its stockholders net investment income and any net realized short-term capital gains monthly, and net realized long-term capital gains, if any, at least annually.

          The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "DRIP"). Under the DRIP, a stockholder who has Fund shares registered in his or her name has all distributions reinvested automatically by the DRIP agent in additional shares of the Fund's common stock at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation), unless such stockholder elects to receive cash (but not less than 95% of the market value at the time of valuation). If market price is equal to or exceeds net asset value, shares are issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the DRIP agent buys Fund shares in the open market. A shareholder who owns Fund shares registered in the name of his or her broker/dealer or other nominee (i.e., in "street name") may not participate directly in the DRIP, but may elect to have cash distributions reinvested by his or her broker/dealer or other nominee in additional Fund shares if such service is provided by the broker/dealer or other nominee; otherwise such distributions are treated like any other cash dividend.

          A DRIP participant who has Fund shares registered in his or her name has the option of making additional cash payments to the DRIP agent, semi-annually, in any amount from $100 to $500, for investment in the Fund's shares in the open market on or about January 15 and July 15.

          Participants pay a DRIP agent's fee of $.50 per reinvestment of dividends and distributions, a pro rata share of brokerage commissions incurred with respect to the DRIP agent's open market purchases and purchases from voluntary cash payments, and a $3.00 fee for each purchase made from a voluntary cash payment. A stockholder who has Fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares.

          Dividends and distributions paid by the Acquiring Fund are automatically reinvested in the Acquiring Fund shares at net asset value, unless the stockholder requests cash. There are no fees or sales charges on reinvestments. See "Distributions and Taxes" in the Acquiring Fund Prospectus and "Dividends, Distributions and Taxes" in the Acquiring Fund's Statement of Additional Information. [DIVIDENDS PAID INFORMATION TO COME]

          STOCKHOLDER RIGHTS. Both the Acquiring Fund and the Fund are Maryland corporations and thus their stockholders have the same rights due them under state law. However, because the shares of the Fund are listed on the NYSE, the Fund currently holds annual meetings of stockholders. The Acquiring Fund does not currently hold annual meetings of stockholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Acquiring Fund is required to hold a stockholder meeting if, among other reasons, the numbers of Directors elected by stockholders is less than a majority of the total number of Directors, or if the Acquiring Fund seeks to change its fundamental investment policies. In addition, holders of at least 10% of the Acquiring Fund's outstanding shares may require the Acquiring Fund to hold a stockholder meeting for the purpose of voting on the removal of any Director.

                            REASONS FOR THE EXCHANGE

          The Boards of Directors of the Fund and the Acquiring Fund have concluded that the Exchange is in the best interests of the respective stockholders of the Fund and the Acquiring Fund. Each Board believes that the Exchange will permit stockholders to pursue similar investment goals in a larger fund without diluting stockholders' interests. For stockholders of the Fund, the combination of the Fund and the Acquiring Fund is expected to eliminate the market discount at which the shares of the Fund have often traded and offer stockholders more liquidity in their investment. This will be accomplished because stockholders of the Fund will receive shares of the Acquiring Fund, pursuant to the Exchange, in an amount equal to the net asset value of their holdings in the Fund. As an open-end investment company, the Acquiring Fund redeems its shares at net asset value at any time it is open for business.

          The following table sets forth the high and low sales prices for the shares of the Fund, the net asset value per share and the discount or premium to net asset value represented by the quotation for the last two years.

                              Quarterly High Price                              Quarterly Low Price
                    -----------------------------------------        -----------------------------------------
                    Net Asset      NYSE Price     Discount to        Net Asset     NYSE Price     Discount to
                      Value                           NAV              Value                          NAV
--------------------------------------------------------------------------------------------------------------
                        $              $               %                 $              $              %



--------------------------------------------------------------------------------------------------------------

          As of ________, 2000, the price of the Fund's common stock as quoted on the NYSE was $_____, representing a ____% discount from the common stock's net asset value calculated on that day.

          In considering various alternatives to eliminate the market discount at which the Fund's shares have traded, the Fund's Board of Directors chose the option of combining the Fund with an open-end fund because, among other reasons, it would afford stockholders more flexibility in deciding whether they wished to recognize gain or loss for tax purposes on the disposition of their shares. One of the other alternatives the Board considered was to convert the Fund to an open-end investment company. The Board believes, however, that conversion to an open-end investment company could expose the Fund to the risk of a substantial reduction in its asset size, a possible loss of economies of scale and an increase in the Fund's expenses as a percentage of net asset value. The Board also believes that the effects of such conversion could adversely affect portfolio management and investment performance.

          In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Acquiring Fund's and the Fund's investment objective and management policies, as well as stockholder services offered by the Acquiring Fund and Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of stockholder interests; (3) expense ratios and information regarding the fees and expenses of the Acquiring Fund and the Fund, as well as the expense ratios of similar funds and the estimated expense ratio of the combined fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Acquiring Fund and the Fund as a result of the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

          PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund at net asset value, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on ____, 2000 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the shares of the Acquiring Fund and the Fund, generally computed as of the close of trading on the floor of the NYSE (currently at 4:00 p.m., New York time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described for the Acquiring Fund under the caption "Account Policies--Buying Shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

          Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Fund stockholders all of the Fund's previously undistributed investment company taxable income, if any, for the fiscal period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its stockholders of record as of the close of business on the Closing Date, the shares received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund stockholder, each account representing the respective pro rata number of Acquiring Fund shares due to the stockholder. After such distribution and the winding up of its affairs, the Fund will be dissolved. Some of the outstanding shares of the Fund are represented by physical certificates; however, in the interest of economy and convenience, shares of the Acquiring Fund issued to Fund stockholders pursuant to the Exchange will be in uncertificated form. After the Closing Date, any outstanding certificates representing Fund shares will be void.

          The Plan may be amended at any time prior to the Exchange. The Fund will provide its stockholders with information describing any material amendment to the Plan prior to stockholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund stockholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties.

          The total expenses of the Exchange are expected to be approximately $__________, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and the Fund on the date of the Exchange.

          If the Exchange is not approved by Fund stockholders, the Fund will promptly hold its annual meeting of stockholders. Since the Fund's shares traded at a market discount to their net asset value of more than 10% for the last twelve calendar weeks of 1999, the Fund's charter requires the Fund to submit to stockholders at the annual meeting a proposal to convert the Fund to an open-end investment company. In the past, the Board has not recommended that stockholders vote in favor of such a proposal.

          FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Fund's assets for the Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and the Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to the Fund;
(2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares and the assumption by the Acquiring Fund of the Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund stockholders in exchange for their Fund shares;
(4) no gain or loss will be recognized by Fund stockholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund stockholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such stockholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by a Fund stockholder will include the period during which Fund shares surrendered in exchange therefor were held by such stockholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

          NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund stockholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund stockholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

          The Fund's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the best interests of the Fund and its stockholders and (ii) the interests of stockholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Fund's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

         THE FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE FUND'S STOCKHOLDERS VOTE "FOR"
                     APPROVAL OF THE PLAN AND THE EXCHANGE.

          ADDITIONAL INFORMATION ABOUT THE FUND AND THE ACQUIRING FUND

          Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-2 (File No. 33-21578), as amended. Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 2-55614).

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. These materials may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally, or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies primarily by contacting stockholders by telephone, the cost of which is estimated to be approximately $20,000. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the stockholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

          If a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. The holders of a majority of the Fund's shares entitled to vote, represented in person or by proxy at the Meeting, will constitute a quorum, and a majority of the Fund's shares entitled to vote on the Proposal is necessary to approve the Plan and Exchange.

          The votes of the Acquiring Fund's stockholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of June 30, 2000, no stockholders were known by the Fund to beneficially own 5% or more of the outstanding voting shares of the Fund.

          As of June 28, 2000, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the Acquiring Fund:

      NAME AND ADDRESS                           PERCENTAGE OUTSTANDING

                                               Before             After
                                              EXCHANGE           EXCHANGE

Nationwide QPVA                                 19.02%              __%
C/O IPO CO 67
P.O. Box 182029                                  7.81%               __%
Columbus, OH  43218

Charles Schwab & Co. Inc.
Reinvest Account
101 Montgomery Street
San Francisco, CA  94104


          As of June 30, 2000, Directors and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of June 30, 2000, Directors and officers of Fund, as a group, owned less than 1% of the Fund's outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for its fiscal year ended November 30, 1999, and the audited financial statements of the Acquiring Fund for its fiscal year ended March 31, 2000, have been incorporated in this Prospectus/Proxy Statement by reference in reliance upon the authority of the reports given by Ernst & Young LLP, the Fund's and the Acquiring Fund's independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Fund for the six months ended May 31, 2000 have been incorporated herein by reference.

                                  OTHER MATTERS

          The Fund's Directors are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

          Please advise the Fund, in care of Mellon Bank, N.A., c/o Proxy Services Corporation, Attention: Dreyfus Strategic Governments Income, Inc., 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated June 27, 2000 (the "Agreement"), between DREYFUS STRATEGIC GOVERNMENTS INCOME, INC., a Maryland corporation (the "Fund"), and DREYFUS A BONDS PLUS, INC., a Maryland corporation (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Acquiring Fund is a registered, diversified, open-end management investment company, and the Fund is a registered, non-diversified, closed-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock;

          WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

          WHEREAS, the Board of Directors of the Fund has determined that the exchange of all of the assets and certain of the liabilities of the Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

          1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Fund the number of Acquiring Fund shares, including fractional Acquiring Fund shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund shares, the Acquiring Fund shall credit the Acquiring Fund shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

          1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date, Acquiring Fund shares received by the Fund pursuant to paragraph
1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund's shareholders and representing the respective pro rata number of the applicable Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

          1.6 Ownership of Acquiring Fund shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.7 Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund is dissolved.

     2.  VALUATION.

          2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended, (the "Acquiring Fund's Charter"), and then-current prospectus or statement of additional information. In no event shall the same security held by both the Fund and the Acquiring Fund be valued at different prices.

          2.2 The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information.

          2.3 The number of Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund share, determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

     3.   CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be ______, 2000 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 10:00 a.m., New York time, at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund's shareholders and the number and percentage ownership of outstanding shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such Acquiring Fund shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

     4.   REPRESENTATIONS AND WARRANTIES.

          4.1 The Fund represents and warrants to the Acquiring Fund as follows:

               (a) The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

               (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Articles of Incorporation, as amended (the "Fund's Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

               (d) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (f) The Statements of Assets and Liabilities of the Fund for the five fiscal years ended November 30, 1999 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

               (g) Since November 30, 1999, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

               (h) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) For each fiscal year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (j) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares.

               (k) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board of Directors and, subject to the approval of shareholders of the Fund, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (m) The proxy statement of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2 The Acquiring Fund represents and warrants as follows:

               (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

               (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

               (f) The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended March 31, 2000 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

               (g) Since March 31, 2000, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

               (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

               (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund's shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

               (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board of Directors, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.   COVENANTS OF THE ACQUIRING FUND AND THE FUND.

          5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2 The Fund will call a meeting of Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

          5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Fund.

          6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Charter.

          8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6 The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

               (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund;
(c) No gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for the Acquiring Fund shares; (e) The aggregate tax basis for the Acquiring Fund shares received by each of the Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares to be received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

          No opinion will be expressed as to the effect of the Reorganization on
(i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

     9.   TERMINATION OF AGREEMENT.

          9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any shareholder vote) if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

          9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

         10.  WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

         11.  MISCELLANEOUS.

          11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws.

          11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          IN WITNESS WHEREOF, the Acquiring Fund and the Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.


                                By:  ___________________________________
                                     Stephen E. Canter
                                     President


ATTEST:  __________________
         John B. Hammalian
         Secretary



                                DREYFUS A BONDS PLUS, INC.



                                By: ___________________________________
                                    Stephen E. Canter
                                    President

ATTEST:  ____________________
         Robert R. Mullery
         Assistant Secretary

                   DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.

          The undersigned stockholder of Dreyfus Strategic Governments Income, Inc. (the "Fund") hereby appoints Emile R. Molineaux and Robert R. Mullery, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on July __, 2000, at a Special Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on Friday, September 15, 2000, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

          1. To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus A Bonds Plus, Inc. (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its liabilities, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities, and the pro rata distribution of those shares to Fund shareholders and subsequent dissolution of the Fund.

         FOR                       AGAINST                    ABSTAIN


          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                           Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                   Dated:                , 2000


                                  ___________________________
                                  Signature(s)

                                  ___________________________
                                  Signature(s)

Sign, Date and Return the Proxy Card
  Promptly Using the Enclosed Envelope

                           DREYFUS A BONDS PLUS, INC.


                       STATEMENT OF ADDITIONAL INFORMATION

                            ________________ __, 2000

                          Acquisition of the Assets of

                   DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.

                           144 Glenn Curtiss Boulevard
                         Uniondale, New York 11556-0144
                                 1-800-334-6899

                    By and in Exchange for Class A Shares of

                           DREYFUS A BONDS PLUS, INC.

                           144 Glenn Curtiss Boulevard
                         Uniondale, New York 11556-0144
                                 1-800-645-6561


          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated _____________ __, 2000, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Strategic Governments Income, Inc. (the "Fund") in exchange for shares of Dreyfus A Bonds Plus, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

          1. The Acquiring Fund's Statement of Additional Information dated August 1, 2000.

          2. The Acquiring Fund's Annual Report for the fiscal year ended March 31, 2000.

          3.   The Fund's Annual Report for the fiscal year ended November 30,
               1999.

          4. The Fund's Semi-Annual Report for the six-month period ended May 31, 2000.

          5. Pro Forma Financial Statements of the Acquiring Fund and Fund giving effect to the proposed Exchange described in the Prospectus/Proxy Statement.

          The Acquiring Fund's Statement of Additional Information, the Pro Forma Financial Statements and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report and Semi-Annual Report are incorporated herein by reference. The Prospectus/Proxy Statement dated ____________, 2000 may be obtained by writing to the Fund or Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

                           DREYFUS A BONDS PLUS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 1, 1999
                            AS REVISED MARCH 9, 2000

-------------------------------------------------------------------------------

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus A Bonds Plus, Inc. (the "Fund"), dated August 1, 1999, as may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

                  Call Toll Free 1-800-645-6561
                  In New York City -- Call 1-718-895-1206
                  Outside the U.S. -- Call 516-794-5452

          The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                                TABLE OF CONTENTS

                                                                        PAGE

Description of the Fund.................................................B-2
Management of the Fund..................................................B-2
Management Arrangements.................................................B-2
How to Buy Shares.......................................................B-2
Shareholder Services Plan...............................................B-2
How to Redeem Shares....................................................B-2
Shareholder Services....................................................B-2
Portfolio Transactions..................................................B-2
Determination of Net Asset Value........................................B-2
Dividends, Distributions and Taxes......................................B-2
Performance Information.................................................B-2
Information About the Fund..............................................B-2
Counsel and Independent Auditors........................................B-2
Appendix................................................................B-1

                             DESCRIPTION OF THE FUND

          The Fund is a Maryland corporation that was organized on February 23, 1976. The Fund is an open-end management investment company, known as a mutual fund. The Fund is a diversified fund, which means that, with respect to 75% of the Fund's total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.

          The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

CERTAIN PORTFOLIO SECURITIES

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          CORPORATE DEBT SECURITIES. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

          CONVERTIBLE SECURITIES. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

          MUNICIPAL OBLIGATIONS. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from Federal income tax. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

          While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by shareholders on Fund shares which are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. The Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Fund currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

          VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

          The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.

          The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

          MORTGAGE-RELATED SECURITIES. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

RESIDENTIAL MORTGAGE-RELATED SECURITIES--The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Residential mortgage-related securities may be issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

          Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

COMMERCIAL MORTGAGE-RELATED SECURITIES--Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

SUBORDINATED SECURITIES--The Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTI-CLASS
PASS-THROUGH-SECURITIES--A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof.

          Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

          Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

STRIPPED MORTGAGE-BACKED SECURITIES--The Fund also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying securities' principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IO and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

REAL ESTATE INVESTMENT TRUSTS--A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

          REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS")--ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

PRIVATE ENTITY SECURITIES--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other nongovernmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          ASSET-BACKED SECURITIES. Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

          Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

          U.S. TREASURY INFLATION PROTECTION SECURITIES. The Fund may invest in U.S. Treasury securities including Treasury Inflation-Protection Securities ("TIPS"), which are securities issued by the U.S. Treasury designed to provide investors a long term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.

          In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

          ZERO COUPON SECURITIES. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs, LYONs and CATS are interests in private proprietary accounts while TRs are interests in accounts sponsored by the U.S. Treasury.

          INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies to the extent consistent with its investment objective. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

         FOREIGN SECURITIES; FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. The Fund may invest up to 10% of net assets in foreign securities. Issuers organized outside the United States that have a majority of their assets or derive a majority of their annual revenue in the United States shall be deemed to be U.S. issuers and not foreign issuers for purposes of the Fund's policy of investing up to 10% of its assets in foreign securities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentality's that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

          ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

          MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal market conditions, the Fund does not expect to have more than 20% of its net assets invested in money market instruments and does not intend to invest more than 5% of its assets in any one of these types of instruments. However, when the Manager determines that adverse market conditions exist, the Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments.

INVESTMENT TECHNIQUES

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

          LEVERAGE. Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Such transactions, however, may increase the risk of potential fluctuations in the market value of the Fund's assets. In addition, interest costs on the cash received may exceed the return on the securities purchased. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. Except for these transactions, the Fund's borrowings generally will be unsecured.

          SHORT-SELLING. In these transactions, the Fund sells a security it does not own anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

          Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

          The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns.

          Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets at such a level that the amount segregated, together with the amount deposited with the broker as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

          LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          DERIVATIVES. The Fund may invest in, or enter into, derivatives, such as options and futures, mortgage-related securities and asset-backed securities, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

          If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Fund may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

FUTURES TRANSACTIONS--IN GENERAL. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

          Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

          The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

OPTIONS--IN GENERAL. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are segregated to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          The Fund may purchase cash-settled options on interest rate swaps in pursuit of its investment objective. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

          Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates and prices of securities underlying options. To the extent such predictions are incorrect, the Fund may incur losses.

          FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

          FORWARD ROLL TRANSACTIONS. To enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. The securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

          FORWARD COMMITMENTS. The Fund may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments. At no time will the Fund have more than 33-1/3% of its assets committed to purchase securities on a forward commitment basis.

          Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

          FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on the Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

          Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

INVESTMENT CONSIDERATIONS AND RISKS

          FIXED-INCOME SECURITIES. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund, such as those rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") and BBB or lower by Standard & Poor's Rating Group ("S&P"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

          LOWER RATED SECURITIES. The Fund may invest up to 20% of its assets in higher yielding (and therefore higher risk) debt securities such as those rated Ba by Moody's or BB by S&P, Fitch or Duff, or as low as the lowest rating assigned by Moody's, S&P, Fitch or Duff. Such securities, though higher yielding, are characterized by risk. See "Appendix" for a general description of Moody's and S&P ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

          Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

          These securities may be particularly susceptible to economic downturns. It is likely that an economic recession would disrupt severely the market for such securities and have an adverse impact on the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon, which would increase the incidence of default for such securities.

          The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

          The average distribution of investments of the Fund in corporate bonds (excluding convertible preferred stock and convertible bonds) by ratings for the fiscal year ended March 31, 1999, calculated monthly on a dollar weighted basis, was as follows:


     MOODY'S          OR            S&P, FITCH OR DUFF           PERCENTAGE
     -------                        ------------------           ----------
       Aaa                                  AAA                      42.6%
        Aa                                  AA                       10.5%
        A                                    A                       31.4%
       Baa                                  BBB                       8.4%
        Ba                                  BB                        6.5%
        B                                    B                         .3%
        NR                                  NR                        1.4%*
                                                                      -----
                                                                    101.1%**

---------------------
* Included in the Not Rated category are securities comprising 1.4% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: A/A .1%, Baa/BBB 1.1%, B/B .1% and Caa/CCC .1%.

** The Fund also owns convertible preferred stocks - AAA .3%, BBB .5% and BB .1%. Approximately (2.0%) of the Fund's assets were invested in cash or cash equivalents.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds, in which the Fund may invest up to 5% of its total assets. Pay-in-kind bonds pay interest through the issuance of additional securities. Zero coupon securities and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

          MORTGAGE-RELATED SECURITIES. Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

          FOREIGN SECURITIES. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

          Because evidences of ownership of foreign securities usually are held outside the United States, the Fund investing in such securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

          SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of the other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

INVESTMENT RESTRICTIONS

          The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies. Investment restrictions numbered 9 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

          1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

          2. Underwrite the securities of other issuers except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities, and except that the Fund may bid separately or as part of a group for the purchase of municipal obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          3. Purchase or sell real estate, commodities or oil and gas interests, provided that the Fund may purchase and sell securities that are secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or real estate investment trusts and hold and sell real estate as a result of ownership of such securities or instruments, and provided further that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          4. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

          5. With respect to 75% of the value of its total assets, invest more than 5% of its assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of such issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or institutions which may be purchased without limitation.

          6. Invest more than 25% of its assets in any particular industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentality's.

          7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restriction Nos. 1, 3, 8 and 12 may be deemed to give rise to a senior security.

          8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

          9. Invest in companies for the purpose of exercising control.

          10. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

          11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

          12. Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

          The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:


         The Dreyfus Corporation..Investment Adviser
         Premier Mutual Fund Services, Inc.Distributor
         Dreyfus Transfer, Inc....Transfer Agent
         Mellon Bank, N.ACustodian


          Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

BOARD MEMBERS OF THE FUND

JOSEPH S. DiMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Career Blazers Inc. (formerly, Staffing Resources), a temporary placement firm and Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 55 years old and his address is 200 Park Avenue, New York, New York 10166.

DAVID P. FELDMAN, BOARD MEMBER. A director of several mutual funds in the 59
          Wall Street Mutual Funds Group, and of the Jeffrey Company, a private investment company. He was employed by AT&T from July 1961 to his retirement in May 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 59 years old and his address is 466 Lexington Avenue, New York, New York 10017.

JOHN M. FRASER, JR., BOARD MEMBER. Retired President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises Ltd.. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 78 years old and his address is 133 East 64th Street, New York, New York 10021.

ROBERT R. GLAUBER, BOARD MEMBER. Research Fellow, Center for Business and
          Government at the John F. Kennedy School of Government, Harvard University since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advancement Management Program. He is Chairman of The Measurisk Group, a risk measurement advisory and software development firm, Co-Chairman of the Investment Committee for Massachusetts State Retirement Fund, and a director of the Dun & Bradstreet Corp., Excel Limited, a Bermuda - based insurance company, Cooke & Bieler, investment counselors, NASD Regulation, Inc. and the Federal Reserve Bank of Boston. He is 60 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

JAMES F. HENRY, BOARD MEMBER. President of the CPR Institute for Dispute
          Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was a partner of Lovejoy, Wasson & Ashton from January 1977 to September 1979. He was President and director of the Edna McConnell Clark Foundation, a philanthropic organization, from September 1971 to December 1976. He is 68 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.

ROSALIND GERSTEN JACOBS, BOARD MEMBER. Merchandise and marketing Consultant.
          From 1997 to 1998, Director of Merchandise and Marketing of Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. She is 74 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.

IRVING KRISTOL, BOARD MEMBER. John M. Olin Distinguished Fellow of American
          Enterprise Institute for Public Policy Research, co-editor of THE PUBLIC INTEREST magazine, and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; from September 1969 to August 1979, he was Henry R. Luce Professor of Urban Values at New York University; from 1975 to 1990, he was a director of Lincoln National Corporation, an insurance company; and from 1977 to 1990, he was a director of Warner-Lambert Company, a pharmaceutical and consumer products company. He is 79 years old and his address is c/o THE PUBLIC INTEREST, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.

DR. PAUL A. MARKS, BOARD MEMBER. President and Chief Executive Officer of
          Memorial Sloan-Kettering Cancer Center. He is also a director emeritus of Pfizer, Inc., a pharmaceutical company, where he served as a director from 1978 to 1996; and a director of Tulerik, Inc., a biotechnology company, and Genos, Inc., a genomics company. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to September 1980, and Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982. He was a director of Life Technologies, Inc., a life science company producing products for cell and molecular biology and microbiology from 1986 to 1996. He is 72 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.

DR. MARTIN PERETZ, BOARD MEMBER. Editor-in-Chief of THE NEW REPUBLIC magazine and a lecturer in Social Studies at Harvard University, where he has been a member of the faculty since 1965. He is a trustee of The Center for Blood Research at the Harvard Medical School, and of the Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education; and a director of LeukoSite Inc., a biopharmaceutical company. Dr. Peretz is also Co-chairman of THE STREET.COM, a financial daily on the Web and a director of The Electronic Newsstand, a distributor of magazines on the Web. From 1988 to 1989, he was a director of Bank Leumi Trust Company of New York; and from 1988 to 1991 he was a director of Carmel Container Corporation. Dr. Peretz is 60 years old and his address is c/o THE NEW REPUBLIC, 1220 19th Street, N.W., Washington, D.C. 20036.

BERT W. WASSERMAN, BOARD MEMBER. Financial Consultant. He is also a director of Malibu Entertainment International, Inc., the Lillian Vernon Corporation and Winstar Communications, Inc. He was, from January 1990 to March 1995, Executive Vice President and Chief Financial Officer, and from January 1990 to March 1993, a director, of Time Warner Inc.; from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications, Inc. He is 66 years old and his address is 126 East 57th Street, Suite 12 North, New York, New York 10022-3613.

          For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

          The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended March 31, 1999 and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 1998, was as follows:



                                                                                  TOTAL COMPENSATION
                                                AGGREGATE                     FROM FUND AND FUND COMPLEX
         NAME OF BOARD MEMBER           COMPENSATION FROM FUND**                 PAID TO BOARD MEMBERS
         --------------------           ------------------------              ------------------------
Joseph S. DiMartino                         $6,875                                 $619,660(187)

David P. Feldman                            $5,000                                 $106,750(56)

John M. Fraser, Jr.                         $5,000                                 $ 75,750(42)

Robert R. Glauber                           $5,000                                 $ 88,250(41)

James F. Henry                              $5,500                                 $ 54,250(28)

Rosalind Gersten Jacobs                     $5,000                                 $ 84,000(44)

Irving Kristol                              $5,000                                 $ 50,000(28)

Dr. Paul A. Marks                           $5,000                                 $ 50,000(28)

Dr. Martin Peretz                           $5,500                                 $ 54,250(28)

Bert W. Wasserman                           $5,500                                 $ 54,250(28)


---------------------------
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,036 for all Board members as a group.


OFFICERS OF THE FUND

MARIE E. CONNOLLY, PRESIDENT AND TREASURER. President, Chief Executive
          Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 42 years old.

MARGARET W. CHAMBERS, VICE PRESIDENT AND SECRETARY. Senior Vice President and
          General Counsel of Funds Distributor Inc., and an officer of other investment companies advised or administered by the Manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 39 years old.

FREDERICK C. DEY, VICE PRESIDENT AND ASSISTANT SECRETARY AND ASSISTANT
          TREASURER. Vice President, New Business Development of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was Manager of High Performance Fabrics Division of Springs Industries, Inc., where he was responsible for sales and marketing. Prior to joining Springs Industries, he served as an analyst at Lebow Industries. He is 38 years old.

STEPHANIE D. PIERCE, VICE PRESIDENT, ASSISTANT TREASURER AND ASSISTANT
          SECRETARY. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1997 to March, 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 30 years old.

JOHN  P. COVINO, VICE PRESIDENT AND ASSISTANT TREASURER. Vice President and
          Treasury Group Manager of Treasury Servicing and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1995 to November 1998, he was employed by Fidelity Investments where he held multiple positions in their Institutional Brokerage Group. Prior to joining Fidelity, he was employed by SunGard Brokerage systems where he was responsible for the technology and development of the accounting product group. He is 36 years old.

MARY A. NELSON, VICE PRESIDENT AND ASSISTANT TREASURER. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 35 years old.

GEORGE  A. RIO, VICE PRESIDENT AND ASSISTANT TREASURER. Executive Vice
          President and Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. He is 44 years old.

JOSEPH F. TOWER, III, VICE PRESIDENT AND ASSISTANT TREASURER. Senior Vice
          President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 37 years old.

DOUGLAS  C. CONROY, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice
          President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. He is 30 years old.

CHRISTOPHER J. KELLEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and Senior Associate General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. He is 34 years old.

KATHLEEN K. MORRISEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Manager of
          Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was the Fund Accountant for Investors Bank & Trust Company. She is 27 years old.

ELBA VASQUEZ, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice
          President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions. She is 37 years old.

KAREN JACOPPO-WOOD, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and Senior Counsel of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From June 1994 to January 1996, she was Manager of SEC Registration at Scudder, Stevens & Clark, Inc. She is 33 years old.

          The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

          The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on July 13, 1999.

          The following shareholders owned, either beneficially or of record, 5% or more of the outstanding voting securities of the Fund on July 13, 1999:
Nationwide QPVA c/o IPO CO 67, Columbus, Ohio 43218 - 17.34%; Charles Schwab & Co., Inc. Reinvest Account, San Francisco California 94104 - 9.33%; and Boston Safe Deposit & Trust Co. TTGE as Agent - Omnibus Account, Medford, Massachusetts 02155 - 5.64%.


                             MANAGEMENT ARRANGEMENTS

          INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

          The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event its continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Shareholders approved the Agreement on August 2, 1994. The Fund's Board, including a majority of its members who are not "interested persons" of any party to the Agreement, last voted to renew the Agreement at a meeting held on September 14, 1998. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of a majority of the Fund's shares or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman--Institutional; Lawrence S. Kash, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Andrew S. Wasser, Vice President--Information Systems; Theodore A. Schachar, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

          The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers, who comprise the Manager's Taxable Fixed-Income Committee, are Michael Hoeh, Roger King, John Koerber, C. Matthew Olson and Gerald E. Thunelius. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

          The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fees paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          Under the Manager's personal securities trading policy (the "Policy"), the Manager employees must preclear personal transactions in securities not exempt under the Policy. In addition, the Manager's employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. In that regard, the Manager's portfolio managers and other investment personnel also are subject to the oversight of Mellon's Investment Ethics Committee. The Manager's portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

          All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining corporate existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

          As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .65% of the value of the Fund's average daily net assets. All expenses are accrued daily and deducted before declaration of dividends to investors. The management fees paid by the Fund to the Manager for the fiscal years ended March 31, 1997, 1998 and 1999 amounted to $3,885,766, $3,914,925 and $3,967,610, respectively.

          The Manager has agreed that if the aggregate expenses of the Fund, excluding taxes, brokerage commissions and, with the prior written consent of the necessary state securities commissions, extraordinary expenses, but including the management fee, exceed 1 1/2% of the average value of the Fund's net assets for the fiscal year, the Fund may deduct from the fees to be paid to the Manager, or the Manager will bear such excess expenses. No expense reimbursement was required under the Agreement for fiscal 1997, 1998 and 1999.

          The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

          DISTRIBUTOR. The Distributor, located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

          The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family or Funds or certain other products made available by the Distributor to such plan or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

          TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc., (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's custodian. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.


                                HOW TO BUY SHARES

          GENERAL. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

          The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to further vary the initial and subsequent investment minimum requirements at any time.

          Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

          Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other authorized entity. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. See "Determination of Net Asset Value."

          For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

          DREYFUS TELETRANSFER PRIVILEGE. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

          Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

          TRANSACTIONS THROUGH SECURITIES DEALERS. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require the following: that the customer invest more than the $1,000 minimum investment through dealers; the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

          There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other financial institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

          REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                            SHAREHOLDER SERVICES PLAN

          The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services related to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

          A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board and by the Board, members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on September 14, 1998. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

          For the fiscal year ended March 31, 1999, the Fund was charged $831,198 pursuant to the Plan.


                              HOW TO REDEEM SHARES

          CHECK REDEMPTION PRIVILEGE. The Fund provides Redemption Checks ("Checks") automatically upon opening an account, unless you specifically refuse the Check Redemption Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. If you hold shares in a Dreyfus-sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company.

          You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

          Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

          This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

          WIRE REDEMPTION PRIVILEGE. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day if the Transfer Agent receives a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

          If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                             TRANSFER AGENT'S
                     TRANSMITTAL CODE                        ANSWER BACK SIGN
                     ----------------                        ----------------

                          144295                             144295 TSSG PREP

          If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

          To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

          DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a wire redemption will be effected as a Dreyfus TELETRANSFER transaction through the ACH system unless more prompt transmittal specifically is requested. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

          STOCK CERTIFICATES; SIGNATURES. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

          REDEMPTION COMMITMENT. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sells such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES

          FUND EXCHANGES. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

          To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

          DREYFUS AUTO-EXCHANGE PRIVILEGE. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders residing in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          DREYFUS-AUTOMATIC ASSET BUILDER(R). Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

          DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account. You may deposit as much of such payments as you elect.

          DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

          DREYFUS STEP PROGRAM. The Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts." The Fund may modify or terminate this Program at any time.

          DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

          Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

          AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRA, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, Education IRAs and IRA "Rollover Accounts") and 403(b)(7) Plans. Plan support services also are available.

          Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request forms for adoption of such plans from the Distributor.

          The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

          SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY ACTING AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

          You should read the prototype retirement plan and the form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                             PORTFOLIO TRANSACTIONS

          Purchases and sales of portfolio securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions or concessions were paid by the Fund during the 1997, 1998 and 1999 fiscal years.

          Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.

          Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                        DETERMINATION OF NET ASSET VALUE

          VALUATION OF PORTFOLIO SECURITIES. Substantially all of the Fund's investments (excluding short-term investments) are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio of securities) valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are carried at amortized cost, which approximates value. Other investments that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. In the absence of reported sales of investments traded primarily on an exchange, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Investments traded in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

          NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

          Management believes that the Fund qualified as a "regulated investment company" under the Code for the fiscal year ended March 31, 1999. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on its net investment income and net realized capital gains to the extent such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          The Fund ordinarily declares and pays dividends from net investment income monthly, and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

          If you elect to receive dividends and distributions in cash, and your dividend and distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of the investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial futures and options, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, any gain or loss the Fund realizes from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

          Offsetting positions held by the Fund involving certain foreign currency forward contracts or options may be considered, for tax purposes, constitute "straddles". "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988 of the Code.

          If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles". Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

          The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

          Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to recognize annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may be required to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PERFORMANCE INFORMATION

          The Fund's current yield for the 30-day period ended March 31, 1999 was 6.04%. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          The Fund's average annual total return for the one, five and ten year periods ended March 31, 1999 was 2.05%, 6.55% and 8.73%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "nth root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

          The Fund's total return for the period June 25, 1976 to March 31, 1999 was 637.44%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Consumer Price Index, Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Corporate Bond Index, Salomon Smith Barney High Grade Index, Morningstar, Inc., IBC Bond Fund Report and other industry publications. From time to time, advertising materials may refer to studies performed by the Manager or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 and 1997)."


                           INFORMATION ABOUT THE FUND

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

          During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

          The Fund sends annual and semi-annual financial statements to all its shareholders.


                        COUNSEL AND INDEPENDENT AUDITORS

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

          Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, have been selected as the Fund's independent auditors.

                                    APPENDIX


          Description of certain S&P and Moody's ratings:

S&P

DEBT RATINGS

                                       AAA

          Bonds rated AAA have the highest rating assigned to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                BB, B, CCC, CC, C

          Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       BB

          Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                                        B

          Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

          Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                       CC

          The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

          The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

                                        D

          Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

          Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

COMMERCIAL PAPER RATINGS

          The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements, long-term senior debt is rated "A" or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are unquestioned.

Moody's

DEBT RATING

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desired investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major ratings categories, except in the Aaa category and in categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

          Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

          Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

          Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

          Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD and D

          Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

DUFF

BOND RATINGS

                                       AAA

          Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

          Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

          Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

          Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

                                       BB

          Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                                        B

          Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                                       CCC

          Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

                                       DD

          Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.


          Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

Dreyfus

A Bonds Plus, Inc.

ANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

            * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                    Contents

                                    THE FUND
              ----------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Financial Futures

                            13   Statement of Options Written

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
              ----------------------------------------------------

                                 Back Cover

                                                                        The Fund

                                    Dreyfus

                               A Bonds Plus, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus A Bonds Plus, Inc., covering the 12-month period from April 1, 1999 through March 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy represented the most significant influence on the bond market over the past year. This was primarily a result of efforts by the Federal Reserve Board to forestall a potential re-emergence of inflationary pressures. The Federal Reserve raised short-term interest rates five times during the reporting period, for a total increase of 125 basis points.

Higher interest rates generally led to an erosion of bond prices, especially during 1999. During the first quarter of 2000, however, some bonds began to rally, led higher by long-term U.S. Treasury securities, which rose because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus A Bonds Plus, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation

April 12, 2000



DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus A Bonds Plus, Inc. perform relative to its benchmark?

For the 12-month period ended March 31, 2000, Dreyfus A Bonds Plus, Inc., produced a 3.85% total return.(1) This compares to a 1.87% total return for the fund' s new benchmark, the Lehman Brothers Aggregate Bond Index, for the same period. (2) Further discussion about this benchmark change follows in the line-graph comparison contained in this annual report.

We attribute the fund' s positive relative performance to our sector rotation strategy, which emphasized corporate bonds, the best-performing sector of the investment-grade bond market over the past year. We avoided bonds from financial services companies such as banks and brokerage firms, which performed relatively poorly. At the same time, we emphasized bonds issued by telecommunications firms and economically sensitive companies, such as chemical manufacturers, which performed well.

What is the fund's investment approach?

The fund seeks to maximize current income as is consistent with preservation of capital and maintenance of liquidity. The fund invests at least 80% of its assets in fixed-income securities that, when purchased, are rated single-A or better or, if unrated, deemed to be of comparable quality by Dreyfus. While the fund may invest in a broad array of fixed-income securities, the portfolio has recently concentrated primarily on corporate securities, and we currently expect to maintain that focus for the near term. Of course, portfolio composition is subject to change at any time.

                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When selecting securities for the fund, we first examine U.S. and global economic conditions and other market factors in an effort to determine what we believe is the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors influenced the fund's performance?

The fund' s performance was influenced by a difficult investment environment during much of the past year. When the reporting period began on April 1, 1999, investors had become concerned that strong economic growth in the U.S. and overseas might rekindle long-dormant inflationary pressures. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the 12-month reporting period, for a total increase of 125 basis points since last summer, causing most bond prices to fall.

Most sectors of the bond market were also affected by supply-and-demand influences. During the second half of the reporting period, these influences helped longer term U.S. Treasury securities outperform higher yielding securities of comparable maturity, including corporate bonds and U.S. government agency securities. That' s because the federal government announced that it intended to begin buying back longer term, higher yielding bonds, effectively reducing the supply of U.S. Treasury bonds amid robust demand from domestic and foreign investors.

In addition, heightened volatility in the stock market during the first quarter of 2000 boosted demand for high quality bonds, such as U.S. Treasury securities, and reduced demand for lower rated bonds. This "flight to quality" adversely affected prices of corporate securities, and caused the yield differences between high quality and lower rated bonds to widen considerably.

What is the fund's current strategy?

We have continued to follow our long-term strategy of investing in those sectors of the investment-grade bond market that we believe offer high current income potential. To that end, we have continued to focus primarily on corporate bonds. However, we recently reduced our exposure to the corporate sector from about 70% of the portfolio at the start of the reporting period to about 52% as of March 31, 2000. We redeployed those assets primarily to mortgage-backed pass-through securities that are issued by U.S. government agencies such as Government National Mortgage Association (" Ginnie Mae" ) and Federal National Mortgage Association (" Fannie Mae"). With yields about 1.20% higher than U.S. Treasury securities, government agency bonds have recently offered attractive values.

We also allocated about 10% of the fund's assets to inflation-indexed U.S. Treasury securities, known as TIPS. Because these securities' principal adjust with the rate of inflation, they tend to perform particularly well in strong economic environments such as the one that prevailed during the reporting period. Although we tended to avoid "regular" U.S. Treasury securities during most of the period because of low yields, we increased our holdings modestly during the first quarter of 2000. We also focused on U.S. Treasury bonds in the 20-year maturity range.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT-AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus A Bonds Plus, Inc. with the Merrill Lynch Domestic Master Index and the Lehman Brothers Aggregate Bond Index
-------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/00

                                       1 Year      5 Years      10 Years
-------------------------------------------------------------------------------

FUND                                   3.85%       6.73%         8.04%

(+)     SOURCE: BLOOMBERG, L.P.

(+)(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS A BONDS PLUS, INC. ON 3/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND IN THE MERRILL LYNCH DOMESTIC MASTER INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THIS INDEX HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BECAUSE STATISTICAL INFORMATION ON THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS PROVIDED MORE FREQUENTLY THAN THAT ON THE MERRILL LYNCH DOMESTIC MASTER INDEX, WHICH WAS USED AS THE FUND'S BENCHMARK INDEX LAST YEAR. PERFORMANCE FOR THE MERRILL LYNCH DOMESTIC MASTER INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT-AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


STATEMENT OF INVESTMENTS

March 31, 2000

                                                    Principal
BONDS AND NOTES--91.6%                              Amount(a)          Value ($)
-------------------------------------------------------------------------------

AEROSPACE & DEFENSE--2.0%
Lockheed Martin,
   Notes, 8.2%, 2009                                9,000,000          9,004,923

AIRLINES--4.8%
Air 2 US, Ser. A,
   Enhanced Equipment Notes, 8.027%, 2019           9,000,000(b)       9,011,115

Continental Airlines,
  Pass-Through Ctfs.,
   Ser. 1997-4A, 6.9%, 2018                        13,321,607         12,663,054
                                                                      21,674,169

ASSET-BACKED NOTES--2.3%
Bosque Asset,
   7.66%, 2002                                      2,123,411(b)       2,102,176

Inner Harbor CBO,
   Ser. 1999-1, Cl. B2, 13.667%, 2012               3,210,000(b)       3,137,775

Pegasus Aviation Lease Securitization,
   Ser. 2000-1, Cl. A1, 6.7213%, 2015               5,000,000(b,c)     5,000,000
                                                                      10,239,951

AUTOMOTIVE--2.1%
Daimler-Chrysler, Ser. B,
   Deb., 7.45%, 2097                                 5,000,000         4,735,320

Lear,
   Sr. Notes, 7.96%, 2005                            5,000,000         4,642,515
                                                                       9,377,835

BANKING--5.6%
Fleet Boston,
   Sub. Notes, 7.375%, 2009                          4,840,000         4,726,841

KBC Bank Funding Trust IV,
  Floating Rate Gtd. Trust Preferred Securities,
   8.22%, 2049                                       5,000,000(c)      4,894,002

National Westminster Bank, Ser. B,
   Floating Rate Notes, 6.5625%, 2049                3,000,000(c)      2,454,942

Regional Diversified Funding,
   Sr. Notes, 9.25%, 2030                            5,000,000(b)      5,025,335

Royal Bank of Scotland Group, Ser. 1,
   Bonds, 9.118%, 2049                               7,926,000         8,174,274
                                                                      25,275,394

BROADCASTING & MEDIA--1.2%
Grupo Televisa,
   Deb., 0/13.25%, 2008                              5,650,000(d)      5,579,375

CHEMICALS--2.5%
Air Products & Chemicals, Ser. E,
   Medium-Term Notes, 7.8%, 2026                     3,637,000         3,438,347

ICI Wilmington
  (Gtd. by Imperial Chemical Industries),
   Notes, 7.05%, 2007                                8,105,000         7,859,297
                                                                      11,297,644

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.9%
Nomura Depositor Trust ST 1,
   Ser. 1998-ST1, Cl. A3, 6.584%, 2003               5,000,000(b,c)    4,914,844

Resolution Trust,
   Ser. 1994-C2, Cl. D, 8%, 2025                     8,217,917         8,199,057
                                                                      13,113,901

COMPUTERS--1.0%
IBM,
   Deb., 7.125%, 2096                                5,000,000         4,615,430

CONSUMER--1.8%
Corning,
   Deb., 6.85%, 2029                                5,000,000          4,509,120

Grand Metropolitan Investment,
   Discount Notes, 0%, 2004                         5,000,000          3,809,120
                                                                       8,318,240

FINANCE--3.5%
DLJ,
   Medium-Term Notes, .4%, 2000                     8,000,000(b)       8,192,600

Lehman Brothers Holdings,
   Notes, 7.875%, 2009                              7,750,000          7,730,385
                                                                      15,922,985

FOREIGN/GOVERNMENTAL--.9%
Federative Republic of Brazil,
   Bonds, 12.25%, 2030                              3,500,000          3,382,750

Republic of Philippines,
   Notes, 9.875%, 2010                                800,000            771,000
                                                                       4,153,750

INDUSTRIAL--1.8%
Alliant Energy Resources,
   Notes, 7.375%, 2009                              5,000,000(b)       4,932,640

Rockwell International,
   Deb., 5.2%, 2098                                 5,000,000          3,196,960
                                                                       8,129,600

INSURANCE--1.5%
Everest Reinsurance Holdings,
   Sr. Notes, 8.75%, 2010                           6,750,000          6,789,744

MUNICIPAL OBLIGATIONS--6.1%
Chicago, ILL, Board of Education
  (Chicago School Reform), Ser. A,
   General Obligation, 5.25%, 2022                  5,000,000          4,610,850

City of Atlanta, GA, Water and Wastewater
  Revenue, Ser. A, 5%, 2038                         5,000,000          4,307,900

Jefferson County, ALA,
   Sewer Revenue, Capital Improvement,
   5%, 2033                                         5,500,000          4,767,125

Massachusetts State Water Pollution Abatement
Trust, Ser. A,
   System Revenue, 5.75%, 2029                      5,000,000          4,961,000

Massachusetts Turnpike Authority, Ser. A,
   Metropolitan Highway System Revenue,
   5%, 2039                                         5,000,000          4,300,200

Oklahoma State Health System,
   System Revenue, 5.75%, 2029                      5,000,000          4,858,200
                                                                      27,805,275

OIL & GAS EXPLORATION--1.0%
Petroleos Mexicanos, Ser. P,
   Sr. Notes, 9.5%, 2006                            4,250,000(e)       4,388,125

REAL ESTATE INVESTMENT TRUST--.5%
Crescent Real Estate Equities,
   Notes, 7%, 2002                                  2,500,000          2,286,985

RESIDENTIAL MORTGAGE PASS-THROUGH CFTS.--3.2%
Chase Mortgage Finance, REMIC:
   Ser. 1998-S5, Cl. B3, 6.5%, 2013                   588,566(b)         463,312
   Ser. 1998-S5, Cl. B4, 6.5%, 2013                   490,471(b)         328,156

GE Capital Mortgage Services,
   REMIC, Ser. 1998-16, Cl. B3, 6.5%, 2013          1,052,683(b)         828,330

Norwest Asset Securities:
   Ser. 1997-15, Cl. B1, 6.75%, 2012                  989,832            933,377
   Ser. 1997-16, Cl. B1, 6.75%, 2027                2,145,504          1,994,160
   Ser. 1997-16, Cl. B2, 6.75%, 2027                  683,015            605,772
   Ser. 1998-11, Cl. B2, 6.5%, 2013                 1,657,241          1,552,321
   Ser. 1998-13, Cl. B1, 6.25%, 2028                2,942,724          2,649,474
   Ser. 1998-13, Cl. B2, 6.25%, 2028                2,820,233          2,598,788
   Ser. 1998-13, Cl. B6, 6.25%, 2028                  368,806(b)         108,798

Residential Funding Mortgage Securities I:
   Ser. 1998-S9, Cl. 1-B1, 6.5%, 2013                 761,267(b)         611,023
   Ser. 1998-S22, Cl. B1, 6.5%, 2013                  480,661            378,295
   Ser. 1998-S22, Cl. B3, 6.5%, 2013                  360,588(b)          90,598
   Ser. 1998-S22, Cl. M2, 6.5%, 2013                  601,061            532,293
   Ser. 1998-S22, Cl. M3, 6.5%, 2013                1,201,652          1,015,817
                                                   14,690,514

RESTAURANTS--1.9%
Tricon Global Restaurants,
   Sr. Notes, 7.45%, 2005                           8,900,000          8,417,887

TECHNOLOGY--1.6%
Clear Channel Communications,
   Conv. Sub. Deb., 2.625%, 2003                    3,323,000          4,095,597

Metromedia Fiber Network,
   Sr. Notes, 10%, 2009                             3,500,000          3,355,625
                                                                       7,451,222

TELECOMMUNICATION--2.2%
TCI Communication Financial,
   Capital Securities, 9.65%, 2027                  7,000,000          7,956,746

Winstar Communications,
   Sr. Notes, 12.75%, 2010 EU   R                   2,000,000(b)       1,901,047
                                                                       9,857,793

TELECOMMUNICATION/CARRIERS--1.0%
Qwest Communications International, Ser. B,
   Sr. Discount Notes, 0/8.29%, 2008                5,690,000(d)       4,409,545

U.S. GOVERNMENT AGENCY--2.7%
Tennessee Valley Authority,
  Valley Indexed Principal Securities,
   3.375%, 1/15/2007                               12,500,000(f)      12,393,469

U.S. GOVERNMENT--7.3%
U.S. Treasury Bonds:
   6.125%, 8/15/2029                                 3,960,000         4,033,102
   6.25%, 5/15/2030                                  5,000,000         5,295,950

U.S. Treasury Inflation Protection Securities:
   3.625%, 1/15/2008                                11,750,000(f)     11,956,150
   3.875%, 4/15/2029                                 9,125,000(f)      9,290,149

U.S. Treasury Notes,
   6.5%, 5/15/2005                                   2,500,000         2,519,175
                                                                      33,094,526

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED--25.0%
Federal Home Loan Mortgage:
   7.5%, 4/15/2029                                  20,000,000(g)     19,687,400

REMIC, Multiclass Mortgage Participation Ctfs.,
   (Interest Only Obligation):
   Ser. 1978, Cl. PH, 7%, 1/15/2024                  4,074,538(h)        552,609
   Ser. 1995, Cl. PY, 7%, 10/15/2027                10,124,292(h)      3,967,013

Federal National Mortgage Association:
   6.88%, 2/1/2028                                   4,212,788         4,044,792

REMIC Trust, Gtd. Pass-Through Ctfs.
   (Interest Only Obligation),
    Ser. 1996-64, Cl. PM, 7%, 1/18/2012              5,941,837(h)      1,242,215

Government National Mortgage Association I:
   7%, 6/15/2008                                        77,231            76,531
   8.5%, 4/15/2030                                  20,000,000(g)     20,500,000
   9.5%, 11/15/2017                                  3,722,407         3,949,213

Construction Loan;
    6.7%, 5/15/2039                                  1,792,208(g)      1,723,871

Project Loan:
    6.475%, 9/1/2033                                 7,717,790         6,637,299
    6.54%, 7/15/2033                                 4,401,955         4,228,606
    6.55%, 6/15/2033                                 1,828,109         1,732,133
    6.625%, 6/1/2033--9/15/2033                      6,155,180         5,945,753
    6.7%, 7/15/2001                                 13,883,038        13,353,678
    6.75%, 10/15/2033                                2,209,826         2,116,594
    6.86%, 3/15/2038                                12,527,978        12,535,745
    7%, 8/15/2039                                   11,324,167        10,994,974
                                                   113,288,426

WIRELESS COMMUNICATIONS--1.8%
Centaur Funding, Ser. C,
   Discount Notes, 0%, 2020                         45,000,000(b)      8,226,585

YANKEE--3.4%
Bayer HypoVereinsbank,
   Bonds, 8.741%, 2031                               5,525,000(b)      5,472,336

Pemex Finance,
   Notes, Ser. 2000-1, Cl. A2, 7.8%, 2013           10,000,000(b)     10,070,000
                                                                      15,542,336

TOTAL BONDS AND NOTES
   (cost $420,646,479)                              415,345,629


PREFERRED STOCKS--2.5%                             Shares              Value ($)
-------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS;
Winstar Communications, Ser. C,
  Cum., $142.50
   (cost $7,258,874)                                    7,600        11,324,000


                                                Principal
SHORT-TERM INVESTMENTS--9.2%                    Amount ($)            Value ($)
--------------------------------------------------------------------------------

COMMERCIAL PAPER--8.6%
Dow Chemical,
   6.3%, 4/3/2000                                 10,000,000           9,996,500

Textron,
   6.23%, 4/3/2000                                 3,090,000           3,088,931

UBS Finance,
   6.28%, 4/3/2000                                11,655,000          11,650,934

Xerox Credit,
   6.35%, 4/3/2000                                14,005,000          14,000,059
                                                                      38,736,424

U.S. TREASURY BILLS--.6%
   5.35%, 4/20/2000                                2,700,000(i)        2,692,413

TOTAL SHORT-TERM INVESTMENTS                      41,428,837
   (cost $41,428,796)

TOTAL INVESTMENTS (cost $469,334,149)                 103.3%        468,098,466

LIABILITIES, LESS CASH AND RECEIVABLES                (3.3%)        (14,802,982)

NET ASSETS                                            100.0%        453,295,484

(A) PRINCIPAL AMOUNT STATED IS IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

EUR--EUROS

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2000, THESE SECURITIES AMOUNTED TO $70,416,670 OR 15.5% OF NET ASSETS.

(C) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(E) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 9/15/2027.

(F) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

(G) PURCHASED ON A FORWARD COMMITMENT BASIS.

(H) NOTIONAL FACE AMOUNT SHOWN.

(I) HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

March 31, 2000


                                                                                                                       Unrealized
                                                                      Market Value                                   Appreciation
                                                                        Covered                                    (Depreciation)
                                               Contracts              by Contracts ($)          Expiration         at 3/31/00 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES (LONG)

U.S. Government Agency
   10 Year Notes                                     200                18,387,500             June 2000                65,156

U.S. Treasury 30 Year Bonds                          393                38,391,188             June 2000               515,375

FINANCIAL FUTURES (SHORT)

U.S. Treasury 5 Year Notes                           562                55,357,000             June 2000              (337,203)

U.S. Treasury 10 Year Notes                          681                66,791,203             June 2000              (605,203)

                                                                                                                      (361,875)


STATEMENT OF OPTIONS WRITTEN

March 31, 2000


ISSUER                                           Contracts            Value ($)
--------------------------------------------------------------------------------

Call Options

U.S. Treasury Bonds, 6.25%, 5/15/2030,
   May 2000 @$107.1015625

   (Premiums received $410,156)                   500                 655,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund




STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000

                                              Cost                 Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See
Statement of Investments                      469,334,149         468,098,466

Cash                                                               3,680,107

Cash denominated in foreign currencies          1,944,000          1,910,600

Receivable for investment securities sold                         21,435,715

Interest receivable                                                5,036,807

Receivable for options sold                                          710,938

Paydown receivables                                                   55,926

Receivable for shares of Common Stock subscribed                      14,866

                                                                 500,943,425
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                        309,652

Payable for investment securities purchased                       44,006,784

Payable for shares of Common Stock redeemed                        2,417,623

Outstanding options written, at value
   (premiums received $410,156)--see Statement
   of Options Written                                                655,000

Payable for futures variation margin--Note 4(a)                       24,745

Accrued expenses                                                     234,137

                                                                  47,647,941

NET ASSETS ($)                                                    453,295,484

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   478,416,965

Accumulated undistributed investment income--net                    4,705,375

Accumulated net realized gain (loss) on investments              (27,944,076)

Accumulated net unrealized appreciation (depreciation)
  on investments, options written and foreign currency
  transactions [including ($361,875) net unrealized
   (depreciation) on financial futures]--Note 4(b)                 (1,882,780)

NET ASSETS ($)                                                    453,295,484

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)     33,201,471

NET ASSET VALUE, offering and redemption price per share ($)             13.65

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended March 31, 2000


INVESTMENT INCOME ($):

Interest                                                           35,041,424

Cash dividends                                                        658,825

TOTAL INCOME                                                       35,700,249

EXPENSES:

Management fee--Note 3(a)                                           3,225,750

Shareholder servicing costs--Note 3(b)                              1,473,614

Custodian fees--Note 3(b)                                              68,172

Professional fees                                                      52,170

Directors' fees and expenses--Note 3(c)                                52,123

Prospectus and shareholders' reports                                   40,799

Registration fees                                                      33,490

Miscellaneous                                                           7,210

TOTAL EXPENSES                                                      4,953,328

INVESTMENT INCOME--NET                                             30,746,921

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments, foreign
  currency transactions and options transactions                  (19,035,673)

Net realized gain (loss) on forward currency exchange
  contracts                                                             3,837

Net realized gain (loss) on financial futures                       5,875,842

NET REALIZED GAIN (LOSS)                                          (13,155,994)

Net unrealized appreciation (depreciation) on investments
  [including ($650,320) net unrealized (depreciation)
  on financial futures]                                              (868,507)

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                                  (14,024,501)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               16,722,420

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF CHANGES IN NET ASSETS


                                                                             Year Ended March 31,
                                                                       ---------------------------------

                                                                    2000                       1999
                                                                    -----                      -----
OPERATIONS ($):

Investment income--net                                          30,746,921                   35,287,779

Net realized gain (loss) on investments                        (13,155,994)                 (14,456,795)

Net unrealized appreciation (depreciation)
   on investments                                                 ( 868,507)                  (8,867,246)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                    16,722,420                    11,963,738

NET EQUALIZATION CREDITS (DEBITS)--NOTE 1(F) ($)                  (901,460)                     (551,071)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                          (31,048,735)                     (35,493,065)

Net realized gain on investments                                        --                        (8,881,327)

TOTAL DIVIDENDS                                                 (31,048,735)                     (44,374,392)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                   111,669,920                      240,655,499

Dividends reinvested                                             27,426,561                       39,428,193

Cost of shares redeemed                                        (247,072,000)                    (318,995,045)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                  (107,975,519)                     (38,911,353)

TOTAL INCREASE (DECREASE) IN NET ASSETS                        (123,203,294)                     (71,873,078)

NET ASSETS ($):

Beginning of Period                                             576,498,778                      648,371,856

END OF PERIOD                                                   453,295,484                      576,498,778

Undistributed investment income--net                              4,705,375                        5,908,649

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                       8,284,790                       16,733,399

Shares issued for dividends reinvested                            2,034,453                        2,761,789

Shares redeemed                                                 (18,331,864)                     (22,239,479)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                    (8,012,621)                      (2,744,291)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                     Year Ended March 31,
                                                                      -----------------------------------------------------

                                                           2000           1999          1998           1997          1996
---------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      13.99          14.75          14.13          14.47         13.75

Investment Operations:

Investment income--net                                      .85            .83            .89            .88           .92

Net realized and unrealized
   gain (loss) on investments                              (.34)          (.54)           .79           (.34)          .73

Total from Investment Operations                            .51            .29           1.68            .54          1.65

Distributions:

Dividends from investment income--net                      (.85)          (.84)          (.89)          (.88)         (.93)

Dividends from net realized
   gain on investments                                       --           (.21)          (.17)            --            --

Total Distributions                                        (.85)         (1.05)         (1.06)          (.88)         (.93)

Net asset value, end of period                            13.65          13.99          14.75          14.13         14.47

TOTAL RETURN (%)                                           3.85           2.05          12.20           3.88         12.12

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    1.00            .96            .95            .96           .93

Ratio of net investment income
   to average net assets                                   6.20           5.78           6.07           6.12          6.32

Portfolio Turnover Rate                                  557.83         255.27         374.30         415.69        165.50

Net Assets, end of period ($ x 1,000)                   453,295        576,499        648,372        571,580       598,551

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus A Bonds Plus, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding

U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distri The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

butions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On March 31, 2000, the Board of Directors declared a cash dividend of $.071 per share from undistributed investment income-net, payable on April 3, 2000 (ex-dividend date) , to shareholders of record as of the close of business on March 31, 2000.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carrryover of approximately $21,185,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $3,436,000 of the carryover expires in fiscal 2007 and $17,749,000 expires in fiscal 2008.

(F) EQUALIZATION: The fund follows the accounting practice known as " equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income--net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expenses. During the period ended March 31, 2000, their was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2000, the fund was charged $710,776 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $246,381 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for provid The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ing custodial services for the fund. During the period ended March 31, 2000, the fund was charged $68,172 pursuant to the custody agreement.

(C) Each Director who is not an "affiliated person" as defined in the Act is a Board member of one or more funds comprising a certain group of funds ("Fund Group" ) within the Dreyfus complex. Effective January 1, 2000, for their participation as a director in a Fund Group, the Directors receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each director who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions during the period ended March 31, 2000, amounted to $2,788,068,890 and $2,934,242,263, respectively.

The following summarizes the fund' s call/put options written for the period ended March 31, 2000:


                                                                                                 OPTIONS TERMINATED
                                                                                        ------------------------------------

                                                  NUMBER OF               PREMIUMS                        NET REALIZED
OPTIONS WRITTEN:                                  CONTRACTS              RECEIVED ($)     COST($)             GAIN ($)
----------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    March 31, 1999                                      --                      --

Contracts written                                      500                 410,156

Contracts terminated:

Closed                                                  --                     --           --                 --

Contracts outstanding
    March 31, 2000                                     500                 410,156


The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at March 31, 2000, are set forth in the Statement of Financial Futures.

The fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) At March 31, 2000, accumulated net unrealized depreciation on investments, financial futures and options was $1,842,402, consisting of $8,676,058 gross unrealized appreciation and $10,518,460 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus A Bonds Plus, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus A Bonds Plus, Inc., including the statements of investments, financial futures and options written, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of March 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus A Bonds Plus, Inc. at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 10, 2000

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates .70% of the ordinary dividends paid during the fiscal year ended March 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.


NOTES

                                                           For More Information

                        Dreyfus A Bonds Plus, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

Y MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Y E-MAIL  Send your request to info@dreyfus.com

N THE INTERNET Information can be viewed online or downloaded from:

ttp://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   084AR003

Dreyfus

Strategic Governments

Income, Inc.

ANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Options Written

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Dividend Reinvestment and
                                    Cash Purchase Plan

                            27   Proxy Results

                            29   Officers and Directors

                                                       FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                                       Back Cover

                                                                       The Fund

                                     Dreyfus Strategic Governments Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Governments Income, Inc., covering the 12-month period from December 1, 1998 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald Thunelius.

The past 12 months have been highly volatile for most bonds, including U.S. government securities. When the reporting period began, U.S. Treasury securities had already rallied strongly during a "flight to quality" caused by the global financial crisis. However, other types of bonds -- including U.S. government agency securities -- had declined sharply in the wake of massive selling by troubled hedge funds. The Federal Reserve Board responded to these influences by reducing short-term interest rates. Its strategy apparently was effective, because the U.S. economy remained strong through the remainder of the reporting period.

In fact, by the second quarter of 1999, stronger than expected economic growth created concerns that inflationary pressures might re-emerge. To help forestall a rise of inflation, the Federal Reserve Board increased short-term interest rates three times during the summer and fall, leading to erosion of most bond prices. In addition, supply-and-demand factors have recently pushed the yields of U.S. government agency securities to levels that are quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Strategic Governments Income, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager

How did Dreyfus Strategic Governments Income, Inc. perform relative to its benchmark?

For the 12-month period ended November 30, 1999, Dreyfus Strategic Governments Income, Inc. produced a total return of 3.77%.(1) In contrast, the fund's benchmark, the Salomon Smith Barney World Government Bond Index (currency hedged) , produced a total return of 1.05% for the same period.(2)

We attribute our good relative performance primarily to our emphasis on sovereign bonds, particularly those from issuers in emerging markets. In addition, our allocation to U.S. government agency bonds boosted returns, while our limited exposure to U.S. Treasury bonds helped us avoid the disappointing returns those securities provided during much of the period.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, we invest primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (" U.S. Government Securities" ), as well as in securities issued by foreign governments and any of their political subdivisions, agencies or instrumentalities (" Foreign Government Securities" ). Under normal circumstances, the fund invests at least 65% of its total assets in the securities of U.S. and foreign governments. The fund may also invest up to 35% of its total assets in other debt securities, including those issued by non-governmental issuers in the United States. The fund may invest up to 50% of its total assets in Foreign Government Securities. The dollar-weighted average maturity of the fund generally will not exceed 10 years.

When choosing securities, generally we first examine U.S. and global economic conditions and other market factors to determine what we believe is the likely direction of long- and short-term interest rates. The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for what we believe are underpriced or mispriced securities within those sectors that, in our opinion, potentially can perform well over time.

What other factors influenced the fund's performance?

The global bond markets have been highly volatile over the past year. When 1999 began, many investors were concerned about the near collapse of a major U.S. hedge fund, the rapid deterioration of Asian economies and markets, Russia's debt default and low commodity prices. As a result of these negative economic influences, investors seemed more comfortable holding U.S. Treasuries, which many consider to be the most creditworthy investments in the world.

The environment that ultimately prevailed during most of 1999 presented quite a different picture, however. As the year progressed, many global economies staged impressive rebounds, and the U.S. economy continued to grow strongly. Commodity prices also began to rise; this was especially true of oil prices, which more than doubled over the course of the year.

As domestic and overseas economies continued to grow during the summer and fall, the Federal Reserve Board raised short-term interest rates by a total of 75 basis points in an attempt to forestall an acceleration of inflation. At the same time, strong economic growth reassured investors that recession was unlikely, and they seemed to become more comfortable holding riskier assets such as corporate and foreign government bonds.

As assets flowed into these higher yielding securities, they flowed out of U.S. Treasury securities, putting downward pressure on prices. As a result, U.S. Treasury securities underperformed most other sectors of the global bond market in 1999. When prices of U.S. Treasury securities fell, the differences in yields between U.S. Treasury securities and higher yielding bonds -- such as U.S. government agency and corporate bonds -- widened dramatically during the summer before moderating somewhat toward the end of the reporting period. We took advantage of these market conditions by locking in the higher yields available on U.S. corporate bonds and Foreign Government Securities during the summer.

What is the fund's current strategy?

We have recently taken several steps to add liquidity to the portfolio while simultaneously attempting to reduce potential Y2K-related risks. Toward the end of the year, we began to take profits in many of our emerging market investments, where we realized significant gains. We have redeployed those assets primarily to U.S. Treasury securities, which provide greater liquidity and have recently appeared more attractively valued. In addition, we reduced our exposure to government agency bonds, where the yield differences relative to Treasuries have narrowed recently, making government agency bonds less attractive.

By increasing the fund's liquidity, we believe we have positioned the fund to avoid any Y2K-related problems that may arise temporarily at the start of the new year. We also believe we are well positioned to take advantage of any new bond issuance in the early part of 2000. As global economies continue to grow, we believe they will need to raise capital. Accordingly, our current strategy is designed to keep assets readily available to selectively purchase new bonds as they come to market.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON THE NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (CURRENCY HEDGED) IS A MARKET CAPITALIZATION-WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE OF 18 GOVERNMENT BOND MARKETS.

                                                             The Fund

Selected Information

November 30, 1999 (Unaudited)

Market Price per share November 30, 1999              $ 814

Shares Outstanding November 30, 1999             14,640,617

New York Stock Exchange Ticker Symbol                   DSI

Market Price (New York Stock Exchange) FISCAL YEAR ENDED NOVEMBER 30, 1999 ($)

                                                            Quarter Ended

                 February 28, 1999                    May 31, 1999                  August 31, 1999                November 30, 1999
------------------------------------------------------------------------------------------------------------------------------------

High                       9(1)_4                          9(1)_16                         8(13)_16                         8(7)_8

Low                        8(7)_8                           8(3)_4                           8(1)_4                        8(1)_16

Close                      9(5)_8                           8(7)_8                          8(7)_16                         8(1)_4

Percentage Gain (Loss) BASED ON CHANGE IN MARKET PRICE(%)((+))

June 24, 1988 (commencement of operations) through November 30, 1999  100.50

December 1, 1989 through November 30, 1999                             99.39

December 1, 1994 through November 30, 1999                             43.42

December 1, 1998 through November 30, 1999                             (2.21)

March 1, 1999 through November 30, 1999                                (2.20)

June 1, 1999 through November 30, 1999                                 (2.86)

September 1, 1999 through November 30, 1999                            (0.00)

Net Asset Value Per Share ($)

June 24, 1988 (commencement of operations)                             11.11

November 30, 1998                                                      10.20

February 28, 1999                                                      10.02

May 31, 1999                                                            9.97

August 31, 1999                                                         9.74

November 30, 1999                                                       9.73

Percentage Gain BASED ON CHANGE IN NET ASSET VALUE(%)((+))

June 24, 1988 (commencement of operations) through November 30, 1999  155.12

December 1, 1989 through November 30, 1999                            122.82

December 1, 1994 through November 30, 1999                             56.52

December 1, 1998 through November 30, 1999                              3.77

March 1, 1999 through November 30, 1999                                 3.49

June 1, 1999 through November 30, 1999                                  1.87

September 1, 1999 through November 30, 1999                             2.05

((+))  WITH DIVIDENDS REINVESTED.


STATEMENT OF INVESTMENTS

November 30, 1999

                                                                                              Principal
BONDS AND NOTES--94.4%                                                                       Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BANKING AND FINANCE--4.7%

Bangko Sentral Philipinas,

   Bonds, 8.6%, 2027                                                                          2,500,000                2,109,258

Credit Local de France,

   Bonds, 9.625%, 2000                                                        CAD             1,000,000                  696,960

DLJ,

   Medium-Term Notes, .4%, 2000                                                               2,500,000  (b)           2,519,850

Mannesmann Finance,

   Bonds, 4.75%, 2009                                                         EUR             1,500,000                1,353,522

                                                                                                                       6,679,590

FOREIGN/GOVERNMENTAL--37.2%

Belgium Kingdom Bonds,

   9%, 2003                                                                   EUR             2,478,935                2,836,500

Canada Government Bonds:

   9.75%, 2000                                                                CAD             2,000,000                1,416,057

   8.75%, 2005                                                                CAD             2,000,000                1,533,899

Federative Republic of Brazil:

   Bonds, 14.5%, 2009                                                                         1,000,000                1,042,500

   Floating Rate Notes, 7%, 2009                                                              1,000,000  (c)             757,500

France O.A.T., Deb.:

   8.5%, 2003                                                                 EUR               781,837                  882,733

   8.5%, 2008                                                                 EUR             1,800,000                2,260,914

   8.5%, 2023                                                                 EUR             1,143,367                1,549,772

Hellenic Republic of Greece:

   Bonds, 8.6%, 2008                                                          GRD           400,000,000                1,377,398

   Bonds, 6.3%, 2009                                                          GRD           310,000,000                  938,271

Ivory Coast,

   Floating Rate Notes, 2%, 2018                                                              2,000,000  (c)             440,000

Kingdom of Denmark Bonds,

   7%, 2007                                                                   DKK             9,000,000                1,344,165

Poland, Ser. PDI,

   Floating Rate Bonds, 6%, 2014                                                              2,500,000  (c)           2,209,375

Republic of Argentina:

   Bonds, 11.75%, 2009                                                                        1,000,000                  967,500

   Ser. B, Discount Notes, 0%, 2001                                                           3,000,000                2,658,900

Republic of Austria,

   Deb., 6.25%, 2003                                                          JPY           720,000,000                8,530,676

Republic of Italy Bonds,

   5.125%, 2003                                                               JPY           270,000,000                3,068,254

Republic of Turkey,

   Notes, 11.875%, 2004                                                                       3,000,000                3,026,250

Republica Oriental del Uruguay,

   Sr. Notes, 7.875%, 2027                                                                    2,645,000                2,453,238

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN/GOVERNMENTAL (CONTINUED)

Spain Government,

   Deb., 10%, 2005                                                            EUR             3,504,554                4,344,418

Sweden Government,

   Deb., 6%, 2005                                                             SEK            13,000,000                1,572,137

United Kingdom Gilt Edged Securities:

   9.5%, 2005                                                                 GBP               600,000                1,110,846

   9%, 2011                                                                   GBP               250,000                  529,641

United Mexican States:

   Bonds, 11.375%, 2016                                                                       2,000,000                2,210,000

   Ser. B, Secured Bonds, 6.25%, 2019                                                         3,000,000                2,328,900

   Ser. C, Collateralized Floating Rate Bonds,

      6.836%, 2019                                                                            1,000,000  (c,d)           908,800

   Ser. WA, Secured Bonds, 6.25%, 2019                                                        1,000,000  (d)             776,300

                                                                                                                      53,074,944

FOREIGN/SUPRANATIONAL--4.9%

European Investment Bank,

   Notes, 12.2%, 2003                                                         ITL         7,000,000,000                4,440,959

International Bank for Reconstruction and Development,

   Notes, 5.25%, 2002                                                         JPY           230,000,000      (g)       2,513,960

                                                                                                                       6,954,919

U.S. GOVERNMENT AGENCY--16.5%

Federal Farm Credit, Real Yield Securities,

   2.858%, 2/14/2002                                                                          1,000,000  (d)             972,520

Federal National Mortgage Association:

   Medium-Term Notes, 5.75%, 2/15/2008                                                        5,000,000                4,686,365

   Medium-Term Notes, 5.25%, 1/15/2009                                                       20,000,000               17,916,400

                                                                                                                      23,575,285

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED--14.7%

Federal Home Loan Mortgage Corp.:

  Gtd. REMIC Pass-Through Ctfs.,

      Ser. 51, Cl. E, 10%, 7/15/2020                                                          4,005,010                4,279,554

   REMIC Trust, Pass-Through Ctfs.

      (Collateralized by FHLMC Pass-Through Ctfs.),

      Ser. 2153, Cl. PI, 6.5%, 3/15/2016

         (Interest Only Obligation)                                                           7,000,000  (e)           1,585,938

Federal National Mortgage Association:

   8%, 12/1/2025                                                                                726,456                  739,845

   Gtd. REMIC Pass-Through Ctfs.,

      Ser. 1988-16, Cl. B, 9.5%, 6/25/2018                                                    1,980,460                2,068,828


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED (CONTINUED)

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1994-20K, 8.65%, 11/1/2014                                                         3,816,889                3,995,199

      Ser. 1994-20L, 8.4%, 12/1/2014                                                          6,451,007                6,696,388

      Ser. 1997-20J, 6.55%, 10/1/2017                                                         1,576,901                1,519,471

                                                                                                                      20,885,223

U.S. GOVERNMENT--15.8%

U.S. Treasury Notes:

   5.875%, 10/31/2001                                                                        20,000,000               19,957,600

   6%, 8/15/2009                                                                              2,600,000                2,567,786

                                                                                                                      22,525,386

UTILITIES--.6%

Korea Electric Power,

   Discount Notes, 0/7.95%, 2096                                                              5,256,000  (f)             789,094

TOTAL BONDS AND NOTES

   (cost $138,895,710)                                                                                               134,484,441
-----------------------------------------------------------------------------------------------------------------------------------

OPTIONS--.0%                                                                                  Contracts                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Call Options;

  U.S. Treasury Notes, 4.75%, 11/15/2008,

  December '99 @$100.375

   (cost $207,187)                                                                                  85                        1
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--5.7%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--5.2%

Federal Home Loan Banks,

   Discount Notes, 5.57%, 12/1/1999                                                           7,355,000                7,355,000

U.S. TREASURY BILLS--.5%

4.5%, 12/9/1999                                                                                 550,000  (g)             549,461

4.7%, 12/23/1999                                                                                150,000  (g)             149,625

                                                                                                                         699,086

TOTAL SHORT-TERM INVESTMENTS

   (cost $8,054,019)                                                                                                   8,054,086
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $147,156,916)                                                            100.1%              142,538,528

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                 (55,424)

NET ASSETS                                                                                       100.0%              142,483,104

The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

A PRINCIPAL AMOUNT WILL BE IN U.S. DOLLARS UNLESS OTHERWISE NOTED.
CAD--CANADIAN DOLLARS DKK--DANISH KRONE EUR--EUROS GBP--BRITISH POUNDS
GRD--GREEK DRACHMAS ITL--ITALIAN LIRE JPY--JAPANESE YEN SEK--SWEDISH KRONA

B SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 1999, THESE SECURITIES AMOUNTED TO $2,519,850 OR 1.8% OF NET ASSETS.

C VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

D WITH VALUE RECOVERY RIGHTS ATTACHED.

E NOTIONAL FACE AMOUNT SHOWN.

F ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

G HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

November 30, 1999

                                                                                                                       Unrealized
                                                                   Market Value                                      Appreciation
                                                                     Covered by                                    (Depreciation)
                                            Contracts             Contracts ($)             Expiration            at 11/30/99 ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 5 year Notes                         68                 7,300,437           December '99                  (15,938)

U.S. Treasury 5 year Notes                         43                 4,256,328              March '00                  (13,773)

U.S. Treasury 10 year Notes                        26                 2,534,594              March '00                   (6,906)

U.S. Treasury 30 year Bonds                        69                 6,421,313              March '00                 (129,859)

Australian Dollar                                  25                 1,592,000           December '99                  (53,000)

Euro Bond                                          15                 1,892,813           December '99                 (138,375)

Euro Bond                                          51                 5,441,150              March '00                   41,499

United Kingdom 15 year Gilt                        15                 2,730,318              March '00                  (25,683)

FINANCIAL FUTURES SHORT

U.S. Treasury 20 year Bonds                        90                10,071,563           December '99                  177,063

                                                                                                                       (164,972)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPTIONS WRITTEN

November 30, 1999

Call Options

ISSUER                                          Contracts         Value ($)
--------------------------------------------------------------------------------

U.S. Treasury Notes, 4.75%, 11/15/2008,                85                1

  December '99 @$104.78125

Put Options

ISSUER
--------------------------------------------------------------------------------

U.S. Treasury Notes, 4.75%, 11/15/2008,

   December '99 @ $95.125                               85         443,955

   (Premiums received $207,187)                                    443,956

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           147,156,916   142,538,528

Cash                                                                  4,000,189

Interest receivable                                                   2,936,182

Receivable for investment securities sold                             2,598,255

Net unrealized appreciation on forward

   currency exchange contracts--Note 3(a)                                61,012

Receivable for futures variation margin--Note 3(a)                       19,178

Prepaid expenses and other assets                                        10,821

                                                                    152,164,165
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            92,286

Payable for investment securities purchased                           7,970,780

Dividend payable                                                        915,039

Outstanding options written, at value

   (premiums received $207,187)--see Statement of Options Written       443,956

Accrued expenses and other liabilities                                  259,000

                                                                      9,681,061
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      142,483,104
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     160,194,917

Accumulated distributions in excess of investment income-net        (2,183,543)

Accumulated net realized gain (loss) on investments, options

   and foreign currency transactions                               (10,520,422)

Accumulated net unrealized appreciation (depreciation) on

  investments, options written and foreign currency transactions

   [including ($164,972) net unrealized depreciation on
   financial futures]                                               (5,007,848)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      142,483,104
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      14,640,617

NET ASSET VALUE, per share ($)                                             9.73

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended November 30, 1999

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     11,575,270

EXPENSES:

Management fee--Note 2(a)                                            1,022,275

Shareholder servicing costs                                             71,413

Custodian fees                                                          67,993

Professional fees                                                       62,600

Directors' fees and expenses--Note 2(b)                                 58,455

Shareholders' reports                                                   54,576

Registration fees                                                       24,260

Miscellaneous                                                           32,639

TOTAL EXPENSES                                                       1,394,211

INVESTMENT INCOME-NET                                               10,181,059
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and

   foreign currency transactions (including options written)        (3,366,332)

Net realized gain (loss) on financial futures                         (712,103)

Net realized gain (loss) on forward currency exchange contracts      1,642,855

NET REALIZED GAIN (LOSS)                                            (2,435,580)

Net unrealized appreciation (depreciation) on investments, options

  written and foreign currency transactions [including               ($251,514)

   net unrealized (depreciation) on financial futures]              (3,685,483)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,121,063)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,059,996

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended November 30,
                                             -----------------------------------

                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income-net                          10,181,059          10,142,388

Net realized gain (loss) on investments       (2,435,580)          (4,401,402)

Net unrealized appreciation (depreciation)
   on investments                             (3,685,483)           2,720,455

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   4,059,996            8,461,441
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income-net                        (10,010,460)         (16,664,869)

In excess of investment income-net                   --              (720,868)

Tax return of capital                           (970,003)                 --

TOTAL DIVIDENDS                              (10,980,463)         (17,385,737)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (6,920,467)          (8,924,296)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           149,403,571          158,327,867

END OF PERIOD                                 142,483,104          149,403,571

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for the fiscal period indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                                                                                         Year Ended November 30,
                                                                 -------------------------------------------------------------------
                                                                 1999          1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.20         10.81          10.76          10.66          9.85

Investment Operations:

Investment income--net                                            .70(a)        .70(a)         .69(a)         .72(a)        .71

Net realized and unrealized gain (loss)
   on investments                                                (.42)         (.12)            .18           .13           .82

Total from Investment Operations                                  .28           .58             .87           .85          1.53

Distributions:

Dividends from investment income-net                             (.69)        (1.14)          (.67)          (.74)         (.71)

Dividends in excess of investment
   income--net                                                     --          (.05)          (.15)          (.01)         (.01)

Tax return of capital                                            (.06)           --             --             --            --

Total Distributions                                              (.75)        (1.19)          (.82)          (.75)         (.72)

Net asset value, end of period                                   9.73         10.20          10.81          10.76         10.66

Market Value, end of period                                     8 1_4        9 3_16         9 9_16          9 3_8         9 1_8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (2.21)         8.75           11.32          11.37          8.80
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95          .90             .92            .90           .94

Ratio of net investment income to
   average net assets                                            6.97         6.65            6.48           6.91          7.56

Portfolio Turnover Rate                                        480.07       559.75          337.41         328.37         91.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         142,483      149,404         158,328        157,527       156,083

A  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

B  CALCULATED BASED ON MARKET VALUE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Governments Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Investment Adviser") serves as the fund's investment adviser. The Investment Adviser is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Sinopia Asset Management serves as the fund's sub-investment adviser.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S.Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last The Fund sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $35,762 during the period ended November 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan

On November 12, 1999, the Board of Directors declared a cash dividend of $.0625 per share from investment income-net, payable on December 1, 1999 to shareholders of record as of the close of business on November 16, 1999.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $10,333,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $4,384,000 of the carryover expires in fiscal 2002, $18,000 expires in fiscal 2003, $831,000 expires in fiscal 2004, $811,000 expires in fiscal 2006 and $4,289,000 expires in fiscal 2007.

During the period ended November 30, 1999, the fund increased accumulated undistributed investment income-net by $1,090,005 and decreased accumulated net realized gain (loss) on iinvestments by $120,002 and paid-in capital by $970,003. Net assets were not effected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Investment Adviser, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average weekly net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between the Investment Adviser and Sinopia Asset Management, the sub-advisory fee is computed at the annual rate of .20 of 1% of the value of the fund's average weekly net assets and is payable monthly by the Investment Adviser.

The fund compensates Mellon, an affiliate of the Investment Adviser, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $19,482 pursuant to the transfer agency agreement.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(c) At November 30,1999, the fund held 320,000 shares of Common Stock in Treasury, with a cost basis of $2,850,038.

NOTE 3--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities (including paydowns) , excluding short-term securities, financial futures, forward currency exchange contracts and options transactions, during the period ended November 30, 1999, amounted to $669,683,639 and $675,607,994, respectively.


The following summarizes open forward currency exchange contracts at November 30, 1999:

                                                            FOREIGN                                                      UNREALIZED
FORWARD CURRENCY                                           CURRENCY                                                    APPRECIATION
EXCHANGE CONTRACTS                                          AMOUNTS          PROCEEDS ($)              VALUE($)    (DEPRECIATION)($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

British Pounds,
expiring 2/24/2000                                        1,075,000             1,741,640              1,719,211             22,429

Canadian Dollars,
expiring 2/24/2000                                        5,700,000             3,896,903              3,877,805             19,098

Danish Krone,
expiring 2/24/2000                                       10,237,000             1,430,768              1,394,759             36,009

Euro,
expiring 2/24/2000                                       17,525,000            18,195,331             17,784,289            411,042

Greek Drachmas,
expiring 1/20/2000                                      806,000,000             2,508,325              2,462,116             46,209

Japanese Yen,
expiring 2/24/2000                                    1,443,000,000            13,851,027             14,360,800           (509,773)

Swedish Krona,
expiring 2/24/2000                                       14,312,000             1,728,649              1,692,651             35,998

TOTAL                                                                                                                        61,012

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value The Fund of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The following summarizes the fund' s call/put options written for the period ended November 30, 1999:

                                                                                                  OPTIONS TERMINATED
                                                                                                  ___________________
                                                                                                                     NET
                                            NUMBER OF                PREMIUMS                                     REALIZED
                                            CONTRACTS               RECEIVED ($)                  COST ($)         GAIN ($)
                                            __________              ____________                  _____________________

OPTIONS WRITTEN:

Contracts outstanding

   November 30, 1998                              --                         --

Contracts written                              1,157                  1,267,658

Contracts terminated:

  Closed                                         837                    884,283                   743,114           141,169

  Exercised                                      150                    176,187                   176,187                --

Contracts outstanding

  November 30, 1999                              170                    207,188

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at November 30, 1999 are set forth in the Statement of Financial Futures.

(b) At November 30, 1999, accumulated net unrealized depreciation on investments, financial futures, options and forward currency exchange contracts was $4,959,117, consisting of $2,410,584 gross unrealized appreciation and $7,369,701 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Strategic Governments Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Governments Income, Inc., including the statements of investments, options written and financial futures, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Governments Income, Inc. at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

January 12, 2000



DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

The fund generally distributes net investment income and any net realized short-term capital gains monthly, and net realized long-term capital gains at least annually.

Under the fund' s Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder who has fund shares registered in his name will have all distributions reinvested automatically by The Mellon, as Plan agent (the " Agent" ), in additional shares of the fund's Common Stock at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares of the fund' s Common Stock in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A shareholder who owns fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer or other nominee in additional shares of the fund if such service is provided by the broker/dealer or other nominee; otherwise such distributions will be treated like any other cash dividend.

A shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank N.A., c/o ChaseMellon Shareholder Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares registered in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $100 to $500, for investment in the fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

Plan participants pay an Agent's fee of $.50 per reinvestment of dividends and distributions, a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $3.00 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.


PROXY RESULTS (Unaudited)

Stockholders voted on the following proposals presented at the annual stockholders' meeting held on June 11, 1999. The description of each proposal and the number of shares voted are as follows:

                                                                                            Shares
                                                        ----------------------------------------------------------------------------
                                                                 For                       Against                     Abstained
                                                        ----------------------------------------------------------------------------

1. To consider a proposal
   to convert the fund
   to an open-end
   investment company                                       2,192,140                     4,849,434                      475,596

2. To ratify the selection
   of Ernst & Young LLP
   as independent auditors
   of the fund                                             12,211,849                       168,458                      153,684

3. To consider a stockholder
   proposal recommending that the
   fund's board commit to a program
   to repurchase fund shares.                               2,035,814                     4,910,267                      583,388


                                                                                                                       Authority
                                                                                           For                          Withheld
                                                                             -------------------------------------------------------

4. To elect three Class I Directors:((+))

      Joseph S. DiMartino                                                           11,954,162                           579,829

      Warren B. Rudman                                                              11,951,448                           582,543

      Sander Vanocur                                                                11,944,836                           589,155

((+)) THE TERMS OF THESE CLASS I DIRECTORS EXPIRE IN 2002.

                                                             The Fund

NOTES


OFFICERS AND DIRECTORS

Dreyfus Strategic Governments Income, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

David W. Burke

Diane Dunst

Rosalind Gersten Jacobs

Jay I. Meltzer

Daniel Rose

Warren B. Rudman

Sander Vanocur

OFFICERS

President and Treasurer

    Marie E. Connolly

Vice President and Secretary

    Margaret W. Chambers

Vice President and Assistant Treasurer

    John P. Covino

Vice President and Assistant Treasurer

    Mary A. Nelson

Vice President and Assistant Treasurer

    George A. Rio

Vice President and Assistant Treasurer

    Joseph F. Tower, III

Vice President, Assistant Treasurer and

    Assistant Secretary

    Frederick C. Dey

Vice President, Assistant Treasurer and

    Assistant Secretary

    Stephanie Pierce

Vice President and Assistant Secretary

    Douglas C. Conroy

Vice President and Assistant Secretary

    Karen Jacoppo-Wood

Vice President and Assistant Secretary

    Christopher J. Kelley

Vice President and Assistant Secretary

    Kathleen K. Morrisey

Vice President and Assistant Secretary

    Elba Vasquez

PORTFOLIO MANAGERS

    Gerald Thunelius

    Jean Charles Bertrand

    Michel-Andre Levy

    Benedicte Maillant

    Thierry Mirabe

    Pierre Sequier

    Jacques Sikarov

INVESTMENT ADVISER

The Dreyfus Corporation

SUB-INVESTMENT ADVISER

Sinopia Asset Management

CUSTODIAN

The Bank of New York

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

NYSE Symbol: DSI

INITIAL SEC EFFECTIVE DATE

June 23, 1988

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "WORLD INCOME FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS WORLD INCOME FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END FUNDS WORLD INCOME FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus Strategic Governments
                        Income, Inc.
                        200 Park Avenue
                        New York, NY 10166
                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser
                        Sinopia Asset Management
                        66 Rue de la Chaussee d'Antin
                        Paris, France 75009
                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286
                        Transfer Agent,

                        Dividend Disbursing Agent
                        & Registrar
                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2000 Dreyfus Service Corporation                                  429AR9911

Dreyfus
Strategic Governments
Income, Inc.

SEMIANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                   THE FUND

-------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             10     Statement of Financial Futures

                             11     Statement of Options Written

                             12     Statement of Assets and Liabilities

                             13     Statement of Operations

                             14     Statement of Changes in Net Assets

                             15     Financial Highlights

                             16     Notes to Financial Statements

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

                           Dreyfus
Strategic Governments Income, Inc.     The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Governments Income, Inc., covering the six-month period from December 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald Thunelius.

Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many developed nations withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Fixed-income securities provided mixed results in this economic climate. U.S. Treasury securities gave back most of the gains they achieved last summer when stocks and other types of bonds fell. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided relatively attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Strategic Governments Income, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager

How did Dreyfus Strategic Governments Income, Inc. perform relative to its benchmark?

For the six-month period ended May 31, 1999, Dreyfus Strategic Governments Income, Inc. produced a total return of 1.86%.1 In comparison, the fund's benchmark, the Salomon Smith Barney World Government Bond Index (currency hedged), produced a total return of 1.16% for the same six-month period.2

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, it invests primarily in securities issued or guaranteed by the U.S. government or its agencies as well as in securities issued by one or more foreign governments and any of their political sub-divisions or agencies. The fund invests at least 65% of its total assets in the securities of U.S. and foreign governments and may invest up to 50% of its total assets in foreign government securities.

When choosing securities, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, are likely to perform well over time.

What other factors influenced the fund's performance?

Our U.S. bond holdings produced mixed results during the six-month reporting period. Most significantly, U.S. Treasury securities suffered as investors who had flocked to these direct obligations of the federal government during last year's "flight to quality" shifted their assets to

                                                                      The Fund 3
higher yielding segments of the marketplace. This was especially true in April and May, when the international bond markets began to show improvement.

The portfolio's foreign bonds also produced mixed returns. On one hand, the fund benefited from its holdings in Korea, Panama, Spain, Greece and Turkey. Our Korean holdings produced the strongest returns over the past six months. That's because even though Korea had already made dramatic progress toward financial reform, their bond prices rose further when many other Asian economies began to rebound in the early part of this year. Panama and Spain have both benefited from strong exports as global growth has improved, while Greece and Turkey both initiated aggressive reforms in the hope of becoming part of the European Monetary Union (EMU). Unfortunately, neither Greece nor Turkey was able to meet the deadline for this first round of EMU entries, but their efforts resulted in stronger economies.

On the other hand, our investments in Poland and Uruguay provided lackluster returns. Bonds in Poland have suffered because of the country's fiscal problems and, most recently, as a result of the war in Kosovo. Investments in Uruguay, often referred to as the "Switzerland of Latin America," provided disappointing results during the period. As the region's emerging markets made quick recoveries from January's Brazilian currency devaluation, the "flight to quality" that might have otherwise used Uruguay as a safe haven never took place.

What is the fund's current strategy?

We have maintained a neutral average duration -- which is a measure of sensitivity to changes in interest rates -- because we do not believe that investors have been adequately compensated for taking on the risks of longer-term securities. We also reduced the portfolio's exposure to non-dollar investments by about 15%, based on evidence supporting a strong U.S. dollar relative to major foreign currencies. At the same time, we slightly increased our exposure to U.S Treasury securities, preferring to add more liquidity to the portfolio while we wait to see how the global bond market conditions evolve.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid. 2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Salomon Smith Barney World
  Government Bond Index (currency hedged) is a market-capitalization-weighted benchmark that tracks the performance of 18 government bond markets.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
                                      Principal
Bonds and Notes--93.8%               Amount ($)           Value ($)
--------------------------------------------------------------------------------
Banking and Finance--9.8%
Banco Comercial,
 Bonds, 8.875%, 2009a                 2,500,000           2,443,750
Banco Nacional de Mexico,
 Bonds, 7.25%, 2004                   5,000,000           4,431,250
Bangko Sentral Philipinas,
 Bonds, 8.6%, 2027                    2,500,000           2,031,250
Credit Local de France,
 Bonds, 9.625%, 2000b                   678,104             712,083
KfW International Finance,
 Gtd. Bonds, 6%, 1999c                2,219,482           2,284,726
Korea Development Bank,
 Notes, 7.125%, 2004                  2,500,000           2,431,215
                                                         14,334,274
Foreign--5.1%
Korea Electric Power:
 Deb., 7.75%, 2013                    7,000,000           6,450,493
 Discount Notes, 7.95%, 2096d         5,256,000             997,163
                                                          7,447,656

Foreign/Governmental--49.4%
Belgium Kingdom Bonds,
 9%, 2003e                            2,580,571           3,104,099
Canada Government Bonds:
 9.75%, 2000b                         1,356,208           1,448,336
 8.75%, 2005b                         1,356,208           1,601,465
Federative Republic of Brazil:
 Floating Rate Notes, 5.938%, 2009f   5,000,000           3,218,750
 Global Bonds, 10.125%, 2027          2,500,000           1,828,126
France O.A.T., Deb.:
 8.5%, 2003e                          2,063,092           2,455,701
 8.5%, 2008e                          1,873,800           2,496,779
 8.5%, 2023e                          1,190,245           1,757,632
Hellenic Republic of Greece:
 Bonds, 6.3%, 2009g                   3,201,537           3,308,715
 Bonds, 8.6%, 2008g                   1,280,615           1,503,606
Ivory Coast,
 Floating Rate Notes, 2%, 2018f       2,000,000             520,000
Jordan,
 Floating Rate Notes, 5.5%, 2023f     2,000,000           1,190,000
Kingdom of Denmark Bonds,
 7%, 2007h                            1,260,681           1,488,035

--------------------------------------------------------------------------------
                                      Principal
Bonds and Notes (continued)          Amount ($)           Value ($)
--------------------------------------------------------------------------------
Foreign/Governmental (continued)
Poland, Ser. PDI,
 Floating Rate Bonds, 5%, 2014f       2,000,000           1,780,000
Republic of Austria,
 Deb., 6.25%, 2003c                   2,630,497           3,287,225
Republic of Colombia:
 Notes, 8.66%, 2004i                  4,000,000           3,600,008
 Global Bonds, 9.75%, 2009            3,000,000           2,568,750
Republic of Costa Rica,
 Notes, 9.335%, 2009a                 9,000,000           8,662,500
Republic of Panama,
 Global Bonds, 8.875%, 2027           2,000,000           1,735,000
Republic of Turkey,
 Bonds, 12%, 2003j                    2,000,000           1,990,000
Republic of Venezuela, Ser. C,
 Floating Rate Deb., 6.375%, 2003f    2,500,000           1,750,000
Republica Oriental del Uruguay,
 Bonds:
 7.25%, 2009                          2,500,000           2,350,000
 Ser. B, 6.75%, 2021 (Units)k         3,000,000           2,580,000
Spain Government,
 Deb., 10%, 2005e                     2,815,441           3,746,648
Sweden Government,
 Deb., 6%, 2005l                      2,322,395           2,545,426
United Kingdom Gilt Edged Securities:
 9.5%, 2005m                            960,600           1,174,664
 9%, 2011m                            1,601,000           2,180,494
United Mexican States:
 Global Bonds, 11.5%, 2026            2,000,000           2,202,500
 Ser. XW, Global Bonds, 10.375%, 2009 4,000,000           3,980,000
                                                         72,054,459

Foreign/Supranational--4.8%
European Investment Bank,
 Notes, 12.2%, 2003n                  3,763,423           4,908,033
International Bank for Reconstruction
 and Development,
 Notes, 5.25%, 2002c                  1,890,670           2,155,307
                                                          7,063,340
U.S. Government Agencies--18.4%
Federal Farm Credit,
 Real Yield Securities,
 2.169%, 2/14/2002o                   1,000,000             973,410

The Fund 7

--------------------------------------------------------------------------------
                                      Principal
Bonds and Notes (continued)          Amount ($)           Value ($)
--------------------------------------------------------------------------------
U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.:
 Gtd. REMIC Pass-Through Ctfs.,
  Ser. 51, Cl. E, 10%, 7/15/2020      5,071,136           5,476,624
 REMIC Trust, Pass-Through Ctfs.
  (Collateralized by FHLMC
  Pass-Through Ctfs.):
   Ser. 1611, Cl. L, 7%, 11/15/2023
    (Interest Only Obligation)p       5,000,000           1,509,375
   Ser. 1978, Cl. PJ, 7%, 3/15/2026
    (Interest Only Obligation)p       5,130,500           1,537,303
Federal National Mortgage Association:
 8%, 12/1/2025                          861,205             897,532
 Gtd. REMIC Pass-Through Ctfs.,
  Ser. 1988-16, Cl. B., 9.5%,
  6/25/2018                           2,373,616           2,508,961
U.S. Government Gtd. Development,
 Participation Ctfs.
 (Gtd. by U.S. Small Business
 Administration):
  Ser 1994-20K, 8.65%, 11/1/2014      4,625,194           4,935,990
  Ser 1994-20L, 8.4%, 12/1/2014       6,979,663           7,376,573
  Ser 1997-20J, 6.55%, 10/1/2017      1,615,791           1,603,215
                                     26,818,983

U.S. Government--6.3%
U.S. Treasury Notes:
 5.25%, 5/15/2004                     1,500,000           1,478,775
 5.625%, 2/15/2006                      300,000             297,579
 5.5%, 5/15/2009                      7,500,000           7,431,825
                                                          9,208,179

Total Bonds and Notes
 (cost $143,402,211)                                    136,926,891

--------------------------------------------------------------------------------
Options--0.0%                         Contracts           Value ($)
Call Options;
 U.S. Treasury Notes, 4.75%, 11/15/2008,
  December '99 @ $100.375
  (cost $207,188)                            85              13,430

--------------------------------------------------------------------------------
                                      Principal
Short-Term Investments--1.4%         Amount ($)           Value ($)
--------------------------------------------------------------------------------
U.S. Government Agencies--.6%
Federal Home Loan Banks,
 Discount Notes, 4.68%, 6/1/1999        872,000             872,000

U.S. Treasury Bills-.8%
4.48%, 6/3/1999q                        240,000             239,875
4.21%, 6/10/1999q                       390,000             389,421
4.43%, 6/17/1999q                        23,000              22,947
4.46%, 7/1/1999q                        100,000              99,602
4.42%, 7/8/1999q                        400,000             398,066
                                                          1,149,911

Total Short-Term Investments
 (cost $2,022,296)                                        2,021,911

--------------------------------------------------------------------------------
Total Investments (cost $145,631,695)     95.2%         138,962,232

Cash and Receivables (Net)                 4.8%           7,074,993

Net Assets                               100.0%         146,037,225

a Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999 these securities amounted to $11,106,250 or 7.6% of net assets.
b Converted to U.S. Dollars from Canadian Dollars.
c Converted to U.S. Dollars from Japanese Yen.
d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Converted to U.S. Dollars from Euro.
f Variable rate security--interest rate subject to periodic change.
g Converted to U.S. Dollars from Greek Drachmas.
h Converted to U.S. Dollars from Danish Krone.
i Reflects date security can be redeemed at holder's option; the stated maturity is 10/7/2016.
j Reflects date security can be redeemed at holder's option; the stated
  maturity is 12/15/2008.
k With value recovery rights attached.
l Converted to U.S. Dollars from Swedish Krona.
m Converted to U.S. Dollars from British Pounds.
n Converted to U.S. Dollars from Italian Lire.
o Variable rate security-adjustment to interest rate linked to the Consumer Price Index.
p Notional face amount shown.
q Held by the custodian in a segregated account as collateral for open financial futures positions.
See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES
May 31, 1999 (Unaudited)

-----------------------------------------------------------------------------------------
                                                                               Unrealized
                                           Market Value                      Appreciation
                                             Covered by                    (Depreciation)
                             Contracts    Contracts ($)      Expiration    at 5/31/99 ($)
-----------------------------------------------------------------------------------------
Financial Futures Long
U.S. Treasury 30 Year Bonds        227       26,665,406   September '99           (58,523)
Australian 10 Year Bonds             5          467,891        June '99           (11,934)
Euro Bond                           41        5,115,727        June '99           (63,092)
United Kingdom 15 Year Gilt          5          921,378        June '99           (47,893)

Financial Futures Short
U.S. Treasury 2 Year Notes          50       10,403,125   September '99            (5,469)
U.S. Treasury 5 Year Notes         395       43,048,828   September '99           179,609
U.S. Treasury 10 Year Notes          7          780,719   September '99             5,961
                                                                                   (1,341)

See notes to finanacial statements

Statement of Options Written
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
Call Options

Issuer                                                Contracts       Value ($)
--------------------------------------------------------------------------------
U.S. Treasury Notes, 4.75%, 11/15/2008,
 December '99 @ $104.78125                                   85           2,040

Put Options

Issuer
--------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds, July '99 @ $118                150         189,844
U.S. Treasury Notes, 4.75%, 11/15/2008,
 December '99 @ $95.125                                      85         336,855
  (Premiums received $383,375)                                          528,739

See notes to financial statements.

                                                                     The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                           Cost          Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of
  Investments                                       145,631,695    138,962,232
Receivable for investment securities sold                            4,316,907
Interest receivable                                                  3,446,763
Net unrealized appreciation on forward currency
 exchange contracts--Note 3(a)                                         446,885
Prepaid expenses and other receivables                                  25,735
                                                                   147,198,522
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation                                          93,180
Cash overdraft due to Custodian                                         24,219
Outstanding options written, at value (premiums
 received $383,375)
 --see Statement of Options Written                                    528,739
Payable for forward currency exchange contracts--Note 3(a)             323,209
Payable for futures variation margin--Note 3(a)                         21,789
Accrued expenses and other liabilities                                 170,161
                                                                     1,161,297
--------------------------------------------------------------------------------
Net Assets ($)                                                     146,037,225
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                    161,164,920
Accumulated distributions in excess of investment income--net       (2,931,736)
Accumulated net realized gain (loss) on investments, options and
 foreign currency transactions                                      (5,804,127)
Accumulated net unrealized appreciation (depreciation) on
 investments, options written and foreign currency transactions
 [including ($1,341) net unrealized depreciation on financial
 futures]--Note 3(b)                                                (6,391,832)
--------------------------------------------------------------------------------
Net Assets ($)                                                     146,037,225
--------------------------------------------------------------------------------
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)     14,640,617
Net Asset Value, per share ($)                                            9.97

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

Investment Income ($):
--------------------------------------------------------------------------------
Interest Income                                                       5,739,600
Expenses:
Management fee--Note 2(a)                                               519,400
Shareholder servicing costs                                              42,928
Shareholders' reports                                                    33,612
Directors' fees and expenses--Note 2(b)                                  30,809
Professional fees                                                        29,946
Custodian fees                                                           26,699
Registration fees                                                        12,130
Miscellaneous                                                            11,437
Total Expenses                                                          706,961
Investment Income--Net                                                5,032,639
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3 ($):
Net realized gain (loss) on investments and foreign currency
 transactions (including options written)                               380,271
Net realized gain (loss) on financial futures                          (547,757)
Net realized gain (loss) on forward currency exchange
  contracts                                                           2,328,199
Net Realized Gain (Loss)                                              2,160,713
Net unrealized appreciation (depreciation) on investments,
  options written and foreign currency transactions
  [including ($87,883) net unrealized (depreciation) on
  financial futures]                                                 (5,069,467)
Net Realized and Unrealized Gain (Loss) on Investments               (2,908,754)
Net Increase in Net Assets Resulting from Operations                  2,123,885


See notes to financial statements.

                                                                     The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                           Six Months Ended
                                               May 31, 1999          Year Ended
                                                 (Unaudited)  November 30, 1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                            5,032,639          10,142,388
Net realized gain (loss) on investments           2,160,713          (4,401,402)
Net unrealized appreciation (depreciation)
  on investments                                 (5,069,467)          2,720,455
Net Increase (Decrease) in Net Assets
 Resulting from Operations                        2,123,885           8,461,441
--------------------------------------------------------------------------------
Dividends to Shareholders ($):
From Investment income--net                      (5,490,231)        (16,664,869)
In excess of investment income--net                      --            (720,868)
Total Distributions                              (5,490,231)        (17,385,737)
Total Increase (Decrease) in Net Assets          (3,336,346)         (8,924,296)
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                             149,403,571         158,327,867
End of Period                                   146,037,225         149,403,571

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


------------------------------------------------------------------------------------------------------
                               Six Months
                                    Ended                                     Six Months          Year
                                  May 31,                                          Ended         Ended
                                     1999    Year Ended November 30,        November 30,       May 31,
                                             ----------------------------
                               (Unaudited)   1998     1997    1996    1995          1994a         1994
------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
 of period                          10.20   10.81    10.76   10.66    9.85         10.30         11.03
Investment Operations:
Investment income--net                .34b    .70b     .69b    .72b    .71           .42           .89
Net realized and unrealized
 gain (loss) on investments          (.19)   (.12)     .18     .13     .82          (.44)         (.70)
Total from Investment
 Operations                           .15     .58      .87     .85    1.53          (.02)          .19
Distributions:
Dividends from investment
 income--net                         (.38)  (1.14)    (.67)   (.74)   (.71)         (.28)         (.92)
Dividends in excess of
 investment income--net                --    (.05)    (.15)   (.01)   (.01)           --            --
Dividends from paid-in
 capital                               --      --       --      --      --          (.15)           --
Total Distributions                  (.38)  (1.19)    (.82)   (.75)   (.72)         (.43)         (.92)
Net asset value, end of period       9.97   10.20    10.81   10.76   10.66          9.85         10.30
Market Value, end of period         8 7/8  9 3/16   9 9/16   9 3/8   9 1/8         9 1/8            10
------------------------------------------------------------------------------------------------------
Total Return (%)c                    1.34d   8.75    11.32   11.37    8.80         (8.98)d       (5.23)
------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
 net assets                           .95d    .90      .92     .90     .94           .92d          .89
Ratio of net investment income
 to average net assets               6.78d   6.65     6.48    6.91    7.56          8.28d         8.18
Portfolio Turnover Rate            211.53e 599.75   337.41  328.37   91.27         65.21e        22.76
------------------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                     146,037 149,404  158,328 157,527 156,083       145,164       154,140


a The fund changed its fiscal year end from May 31 to November 30. b Based on average shares outstanding.
c Calculated based on market value.
d Annualized.
e Not annualized.
See notes to financial statements.

                                                                     The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Governments Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Investment Adviser") serves as the fund's investment adviser. The Investment Adviser is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Sinopia Asset Management serves as the fund's sub-investment adviser.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S.Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $15,145 during the period ended May 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution

                                                                     The Fund 17
requirements of the Internal Revenue Code of 1986, as amended (the "Code").
This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If net asset value per share is less than 95% of market value, shares will be issued by the fund at 95% of market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On May 28, 1999, the Board of Directors declared a cash dividend of $.0625 per share from investment income-net, payable on June 28, 1999 to shareholders of record as of the close of business on June 14, 1999.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $6,044,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1998. The carryover does not include net realized secu-rities losses from November 1, 1998 through November 30, 1998 which are treated, for federal income tax purposes, as arising in fiscal 1999.
If not applied, $4,384,000 of the carryover expires in fiscal 2002, $18,000 expires in fiscal 2003, $831,000 expires in fiscal 2004 and $811,000 expires in fiscal 2006.

NOTE 2--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Investment Adviser, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average weekly net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between the Investment Adviser and Sinopia Asset Management, the sub-advisory fee is computed at the annual rate of .20 of 1% of the value of the fund's average weekly net assets and is payable monthly by the Investment Adviser.

The fund compensates Mellon, an affiliate of the Investment Adviser, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $6,817 pursuant to the transfer agency agreement.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities (including paydowns), excluding short-term securities, financial futures, forward currency exchange contracts and options transactions, during the period ended May 31, 1999, amounted to $299,602,369 and $304,413,359, respectively.

                                                                     The Fund 19

The following summarizes open forward currency exchange contracts at May 31, 1999:


                                         Foreign                                          Unrealized
                                        Currency                                        Appreciation
Forward Currency Exchange Contracts      Amounts      Proceeds ($)      Value($)   (Depreciation)($)
----------------------------------------------------------------------------------------------------
Sales:
British Pounds,
 expiring 8/27/1999                    2,185,000         3,536,095     3,496,389              39,706
Canadian Dollars,
 expiring 8/27/1999                    5,920,000         4,034,209     4,017,142              17,067
Danish Krone,
 expiring 8/27/1999                   11,160,000         1,605,294     1,570,754              34,540
Euro,
 expiring 8/27/1999                   17,940,000        19,227,195    18,787,539             439,656
Greek Drachmas,
 expiring 7/30/1999                  490,000,000         1,592,098     1,556,941              35,157
Japanese Yen,
 expiring 8/27/1999                  975,000,000         7,950,098     8,112,341            (162,243)
Swedish Krona,
 expiring 8/27/1999                   22,690,000         2,690,397     2,647,395              43,002
Total                                                                                        446,885


The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The following summarizes the fund's call/put options written for the period ended May 31, 1999:

                                                Options Terminated
                                                ------------------
                                                             Net
                         Number of   Premiums             Realized
                         Contracts  Received($)   Cost($)  Gain($)
                         ---------  ----------  ------------------
OPTIONS WRITTEN:
Contracts outstanding
  November 30, 1998          --         --
Contracts written          1,157    1,267,658
Contracts terminated:
 Closed                     837      884,283     743,114  141,169
Contracts outstanding
 May 31, 1999               320      383,375

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the under-

                                                                     The Fund 21
lying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 1999 are set forth in the Statement of Financial Futures.

(b) At May 31, 1999, accumulated net unrealized depreciation on investments, financial futures, options and forward currency exchange contracts was $6,391,831, consisting of $1,636,817 gross unrealized appreciation and $8,028,648 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PROXY RESULTS (Unaudited)

Stockholders voted on the following proposals presented at the annual stockholders' meeting held on June 11, 1999. The description of each proposal and the number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                    Shares
--------------------------------------------------------------------------------
                                           For      Against      Abstained
--------------------------------------------------------------------------------
1. To consider a proposal
   to convert the fund
   to an open-end
   investment company                2,192,140    4,849,434        475,596
2. To ratify the selection
   of Ernst & Young LLP
   as independent auditors
   of the fund                      12,211,849      168,458        153,684
3. To consider a stockholder
   proposal recommending that the
   fund's board commit to a program
   to repurchase fund shares.        2,035,814    4,910,267        583,388

--------------------------------------------------------------------------------
                                                                 Authority
                                                     For          Withheld
--------------------------------------------------------------------------------
4. To elect three Class I Directors:*
  Joseph S. DiMartino                         11,954,162           579,829
  Warren B. Rudman                            11,951,448           582,543
  Sander Vanocur                              11,944,836           589,155

* The terms of these Class IDirectors expire in 2002.

The Fund 23

OFFICERS AND DIRECTORS
Dreyfus Strategic Governments Income, Inc.

200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
David W. Burke
Diane Dunst
Rosalind Gersten Jacobs
Jay I. Meltzer
Daniel Rose
Warren B. Rudman
Sander Vanocur

Officers
President and Treasurer
  Marie E. Connolly
Vice President and Secretary
  Margaret W. Chambers
Vice President and Assistant Treasurer
  John P. Covino
Vice President and Assistant Treasurer
  Mary A. Nelson
Vice President and Assistant Treasurer
  George A. Rio
Vice President and Assistant Treasurer
  Joseph F. Tower, III
Vice President, Assistant Treasurer and
  Assistant Secretary
  Frederick C. Dey
Vice President, Assistant Treasurer and
  Assistant Secretary
  Stephanie Pierce
Vice President and Assistant Secretary
  Douglas C. Conroy
Vice President and Assistant Secretary
  Karen Jacoppo-Wood
Vice President and Assistant Secretary
  Christopher J. Kelley

Officers (continued)
Vice President and Assistant Secretary
  Kathleen K. Morrisey
Vice President and Assistant Secretary
  Elba Vasquez

Portfolio Managers:
  Kevin McClintock
  Gerald Thunelius
  Jean Charles Bertrand
  Michel-Andre Levy
  Benedicte Maillant
  Thierry Mirabe
  Pierre Sequier
  Jacques Sikarov

Investment Adviser
The Dreyfus Corporation

Sub-Investment Adviser
Sinopia Asset Management

Custodian
The Bank of New York

Counsel
Stroock & Stroock & Lavan LLP

Transfer Agent,
Dividend Disbursing Agent
and Registrar
Mellon Bank, N.A.

Stock Exchange Listing
NYSE Symbol: DSI

Initial SEC Effective Date
June 23, 1988

The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "World Income Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Funds World Income Funds" every Monday; New York Times, Business Section under the heading "Closed-End Funds World Income Funds" every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

           Dreyfus Strategic Governments
           Income, Inc.
           200 Park Avenue
           New York, NY 10166

           Manager

           The Dreyfus Corporation
           200 Park Avenue
           New York, NY 10166

           Sub-Investment Advisorr

           Sinopia Asset Management
           66 Rue de la Chaussee d'Antin
           Paris, France 75009

           Custodian

           The Bank of New York
           90 Washington Street
           New York, NY 10286

           Transfer Agent,
           Dividend Disbursing Agent
           & Registrar

           Mellon Bank, N.A.
           85 Challenger Road
           Ridgefield Park, NJ 07660

(c) 1999 Dreyfus Service Corporation   854SA995

PRO FORMA STATEMENT OF
ASSETS AND LIABILITIES
APRIL 30, 2000 (UNAUDITED)

                                                                                DREYFUS
                                                         DREYFUS               STRATEGIC                             PRO FORMA
                                                         A BONDS              GOVERNMENTS                            COMBINED
                                                        PLUS, INC.            INCOME, INC.      ADJUSTMENTS          (NOTE 1)
ASSETS:       Investments in securities,
              at value - See Statement
              (including Repurchase
              Agreements of $ 000,000,000)
                   of Investments *                       $452,093,243         $135,297,579    $(43,824,789)(a)      $543,566,033
              Cash                                              66,716            4,622,062                             4,688,778
              Cash denominated in foreign
              currencies
              Receivable for investment                     12,441,045                           45,013,509(a)         57,454,554
              securities sold
              Interest receivable                            5,711,966           2,811,637       (1,188,720)(a)         7,334,883
              Receivable for futures                             -                 315,011         (206,837)(b)           108,174
              variation margin
              Net unrealized appreciation
              on forward
                    currency exchange
              contracts
              Receivable for shares of                                             549,246            ---                549,246
              Common Stock subscribed
              Receivable for shares of
              Capital Stock subscribed
              Prepaid expenses and other                        ---               26,322                                   26,322
              assets
              Due from The Dreyfus
              Corporation

                   TOTAL ASSETS                           470,862,216         143,072,611          (206,837)       613,727,990

LIABILITIES:  Due to The Dreyfus                          239,184               86,214                                  325,398
              Corporation and affiliates
              Due to Distributor
              Cash overdraft due to
              Custodian
              Securities sold short, at
              value
                    (proceeds $
              000,000,000)-see statement
              Outstanding call options
              written, at value
                    (premiums received $
              000,000)-see statement
              Net unrealized depreciation
              on forward
                     currency exchange                              -        658,225                                 658,225
              contracts
              Payable for investment                          32,983,055    3,901,252                                36,884,307
              securities purchased
              Payable for shares of                            1,781,185        -                                    1,781,185
              Common Stock redeemed
              Payable for futures                                206,837                           (206,837)(b)   -
              variation margin
              Accrued expenses                                   341,623     104,389                                446,012
              Bank Loan payable-Note 3(a)
              Directors' fees payable
              Accrued expenses and other
              liabilities

                   TOTAL LIABILITIES                       35,551,884       4,750,080               (206,837)           40,095,127

NET ASSETS                                                $435,310,332     $138,322,531              $-                 $573,632,863

REPRESENTED BY:  Paid-in capital                            $470,312,441     $160,194,917                              $630,507,358
                 Accumulated undistributed
                 (distributions in excess
                       of) investment                         4,389,113        (3,160,389)                              1,228,724
                 income-net
                 Accumulated net realized                   (29,461,368)       (8,926,821)             (5,599,264)(a)  (43,987,453)
                 gain (loss) on investments

                 Accumulated net unrealized
                 appreciation (depreciation)
                      on investments                       (9,929,854)         (9,785,176)              5,599,264 (a)   (14,115,766)

NET ASSETS                                                $435,310,332        $138,322,531                     $-       $573,632,863

Shares of  Common Stock
outstanding (100 million
shares of $.001 par value
    shares authorized):
DREYFUS A BONDS PLUS, INC.                                32,595,469

Shares of  Common Stock
outstanding (100 million
shares of $.001 par value
    shares authorized):
DREYFUS STRATEGIC                                                              14,640,617
GOVERNMENTS INCOME, INC.

NET ASSET VALUE PER
SHARE-NOTE 3:
Dreyfus A Bonds Plus, Inc.
          ($435,310,332 /                                  $13.35
32,595,469 shares)

Dreyfus Strategic
Governments Income, Inc.
          ($138,322,531 /                                                         $9.45
14,640,617 shares)



Pro forma Combined
          ($573,632,863 /                                                                                                 $13.35
42,959,052 shares)





* Investments in                            $462,135,675           $144,685,191                                     $557,396,813
securities, at cost

(a)  Reflects reclassification and
netting of cash balances.
(b)  Reflects the payment
of undistributed net
realized gain on
investments.
(a) Reflects anticipated
sale of certain portfolio
securities prior to the
merger of the Funds.
(b) To reclass and combine
variation margin accounts.
SEE NOTES TO PRO
FORMA FINANCIAL
STATEMENTS.




PRO FORMA STATEMENT
OF OPERATIONS
FOR THE TWELVE MONTHS
ENDED APRIL 30, 2000
(UNAUDITED)

                                                                         DREYFUS
                                                     DREYFUS            STRATEGIC                                        PRO FORMA
                                                     A BONDS           GOVERNMENTS                                        COMBINED
                                                    PLUS, INC.         INCOME, INC.         ADJUSTMENTS         (1)       (NOTE 1)

INVESTMENT INCOME:

INCOME:     Interest Income                         $33,659,391          $10,939,944                               $44,599,335
            Dividends                                   658,825                         -                               658,825
                 TOTAL INCOME                        34,318,216         10,939,944                                   45,258,160
                                                        ---------------------------     ---------------------

EXPENSES:   Management fee                            $3,082,297        $993,724          $(71,000)         (a)    $4,005,021
            Distribution and service fees                                        -
            Interest                                     -
            Shareholder servicing costs              1,550,430          14,997             193,000           (a)    1,758,427
            Custodian fees                           63,995             57,277             (45,000)          (a)    76,272
                                                                                                             (a)
            Prospectus and shareholders' reports     45,443             50,835             (41,000)          (a)    55,278
            Professional fees                        41,208             50,149             (38,000)          (a)    53,357
            Legal fees                                                                                       (a)    -
            Audit fees                                                                                       (a)    -
            Registration fees                        32,090             18,195             19,000            (a)    69,285
            Distribution and service fees                                                                    (a)    -
            Directors' fees and expenses             52,179             58,552             (59,000)          (a)    51,731
            Loan commitment fees                                                                             (a)    -
            Dividends on securities sold short                                                               (a)    -
            Organization expenses                                                                            (a)    -
            Miscellaneous                            7,456              34,409             (31,000)          (a)    10,865
                 TOTAL EXPENSES                      4,875,098          1,278,138          (73,000)                 6,080,236


            Less- reduction in management fee due to
            undertaking                                  -                               -

                 NET EXPENSES                      4,875,098          1,278,138          (73,000)                  6,080,236

INVESTMENT INCOME-NET                              29,443,118         9,661,806           73,000                   39,177,924


REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS:

     Net realized gain (loss) on investments      $(21,411,847)           $(5,249,908)      $5,599,264         (b)   $(21,062,491)
     Net realized gain (loss)  on investments:
         Long transactions
           (including foreign currency transactions)
         Short sale transactions
     Net realized gain (loss) on forward currency
         exchange contracts                           3,837                  3,267,146                                 3,270,983
     Net realized gain (loss) on financial futures    3,134,555              (1,019,931)                               2,114,624
         Long transactions
         Short transactions

             NET REALIZED GAIN (LOSS)               (18,273,455)              (3,002,693)      5,599,264              (15,676,884)

     Net unrealized appreciation (depreciation) on
                                investments           2,934,660               (3,393,344)        (5,599,264)  (b)     (6,057,948)
   foreign currency transactions and forward currency exchange contracts [including ($159,377) and ($315,971), respectively, net unrealized (depreciation) on financial futures]

NET REALIZED AND                                    (15,338,795)                  (6,396,037)              -            (21,734,832)
UNREALIZED GAIN
(LOSS) ON INVESTMENTS

NET INCREASE IN NET
ASSETS RESULTING
     FROM OPERATIONS                                $14,104,323                     $3,265,769           $73,000        $17,443,092

(a)  Reflects the
anticipated savings
of the Merger.
(b) Reflects
anticipated sale of
certain portfolio
securities prior to
the merger of the
Funds.

(a) Reflects the
higher management fee
charged by Dreyfus
Premier Limited Term
High Income Fund.
(b) To conform to
Dreyfus Premier
Limited Term High
Income Fund's
presentation of
shareholder servicing
costs.




SEE NOTES TO PRO
FORMA FINANCIAL
STATEMENTS.

CHART GOES HERE


PRO FORMA STATEMENT
OF INVESTMENTS DREYFUS
A BONDS PLUS, INC.
MAY 31, 2000
(UNAUDITED)
                                                           PRINCIPAL AMOUNT (A)
                                                                                                                    Pro Forma
                                                                 Dreyfus               Dreyfus Strategic             Combined
BONDS                              95.3%                    A BONDS PLUS, INC.     GOVERNMENTS INCOME, INC.          (Note 1)
                                                            ------------------     ------------------------
AND
 NOTES

AIRLINES                                     .2%
Air 2
US,
Ser.
A,
       Enhanced                                                        1,999,929                                          1,999,929
       Equipment
       Notes,
       8.027%,
       2019
Continental
Airlines,
       Pass-Through
            Ctfs.,
       Ser.                                                           13,321,607                                         13,321,607
       1997-4A,
       6.9%, 2018


ASSET-BACKED                                 .1%
NOTES
Bosque
Asset,
       7.66%, 2002                                                     2,088,860                                          2,088,860
Inner
Harbor
CBO,
       Ser.                                                            3,210,000                                          3,210,000
       1999-1,
       Cl. B2,
       13.667%,
       2012
Pegasus
Aviation
Lease
Securitization,
       Ser.                                                            4,984,833                                      4,984,833 b,c
       2000-1,
       Cl. A1,
       7.235%,
       2015


AUTOMOTIVE-PARTS                             .4%
American
Axel
&
Manufacturing,
       Sr. Sub.                                                        2,500,000                                          2,500,000
       Notes,
       9.75%, 2009

BANKING                                      .5%
AND
FINANCE
Bank
of
America,
              Sub.                                                     5,900,000                                          5,900,000
            Notes,
        7.8%, 2010
Bangko
Sentral
Philipinas,
            Bonds,                                                                                   2,500,000            2,500,000
        8.6%, 2027
Credit
Local
de
France,
            Bonds,                                                         CAD                                            1,000,000
           9.625%,
              2000
  DLJ,
       Medium-Term                                                                          8,000,000                     2,500,000
            Notes,
         .4%, 2000
KBC
Bank
Funding
Trust
IV,
       Floating
       Rate Gtd.
       Trust
       Preferred
       Securities,
       8.22%, 2049                                                         EUR              5,000,000
Mannesmann
Finance,
            Bonds,                               EUR                                                                      1,500,000
       4.75%, 2009
National
Westminster
Bank,
Ser.
B,
       Floating                                                                             3,000,000
       Rate
       Notes,
       6.5625%,
       2049
Regional
Diversified
Funding,
       Sr. Notes,                                                                           5,000,000
       9.25%, 2030


CABLE                                        .9%
TELEVISION
CSC
Holdings,
             Deb.,                                                                          5,000,000
           8.125%,
              2009

CHEMICALS                                    .1%
Air
Products
&
Chemicals,
Ser.
E,
       Medium-Term                                                                          3,637,000
       Notes,
       7.8%, 2026
ICI
Wilmington
       (Gtd. by
       Imperial
       Chemical
       Industries),
       Notes,                                                                               4,500,000
       7.05%, 2007


COMMERCIAL                                   .2%
MORTGAGE
PASS-THROUGH
CTFS.
Nomura
Depositor
Trust
ST 1,
       Ser.                                                                                 5,000,000
       1998-ST1,
       Cl. A3,
       7.103%,
       2003
Resolution
Trust,
       Ser.                                                                                 7,368,508
       1994-C2,
       Cl. D,
       7.235%,
       2025


CONSUMER                                     .1%
Corning,
       Deb.,                                                                                5,000,000
       6.85%, 2029
Grand
Metropolitan
Investment,
       Discount                                                                             5,000,000
       Notes, 0%,
       2004
                                                                                                                  8,201,060
FINANCE                                   Moved to Banking and
  DLJ,                                                 Finance
       Medium-Term
            Notes,

FOREIGN/GOVERNMENTAL                                                     .5%
Belgium
Kingdom
Bonds,
          9%, 2003                                                                                     EUR             2,545,585
Bulgaria
Government,
       Ser. A,                                                                                                         1,132,500
       Bonds,
       7.063%,
       2024
Canada
Government
Bonds:
       9.75%, 2000                                                                                     CAD
                                                                                                                               *
       8.75%, 2005                                                                                     CAD
                                                                                                                               *
Federative
Republic
of
Brazil:
       Bonds, 8%,                                                                                                        1,713,659
       2014
       Bonds,                                                                                               6,500,000     8,186,250
       12.25%,
       2030
France
O.A.T.,
Deb.:
        8.5%, 2003                                                                                     EUR

        8.5%, 2008                                                                                     EUR

       8.5%, 2023                                                                                      EUR

Government
of
New
Zealand
Bonds,
       Ser. 1106,                                                                                      NZD
       8%, 2006
Hellenic
Republic
of
Greece:
            Bonds,                                                                                     GRD
        8.6%, 2008
       Bonds,                                                                                          GRD
       6.3%, 2009
Kingdom
of
Denmark
Bonds:
          4%, 2002                                                                                     DKK

          7%, 2007                                                                                     DKK

Republic
of
Argentina:
       Notes,                                                                                                           6,000,000
       14.15%,
       2002
       Ser. B,
       Discount
       Notes, 0%,
       2001
Republic
of
Austria,
             Deb.,                                                                                     JPY
       6.25%, 2003
Republic
of
Italy
Bonds,
           5.125%,                                                                                     JPY
              2003
Spain
Government:
       Deb., 10%,                                                                                      EUR
       2005
       Deb.,                                                                                           EUR
       10.15%,
       2006
       Deb.,                                                                                           EUR
       8.2%, 2009
Sweden
Government,
       Ser. 1035,                                                                                      SEK
       Bonds, 6%,
       2005
United
Kingdom
Gilt
Edged
Securities:
        9.5%, 2005                                                                                     GBP

          9%, 2011                                                                                     GBP

United
Mexican
States,
       Notes,
       9.875%,
       2010



FOREIGN/SUPRANATIONAL--5.7%                                              .0%
European
Investment
Bank:
       Notes, 3%,                                                                                      JPY
       2006
       Notes,                                                                                          ITL
       12.2%, 2003
International
Bank
for
Reconstruction
and
Development,
            Notes,                                                                                     JPY
       5.25%, 2002


INDUSTRIAL                                                               .1%
Alliant
Energy
Resources,
            Notes,                                                                                                      5,000,000
           7.375%,
              2009
Rockwell
International,
       Deb.,                                                                                                            5,000,000
       5.2%, 2098


INSURANCE                                                                .1%
Everest
Reinsurance
Holdings,
       Sr. Notes,                                                                                                       6,750,000
       8.75%, 2010


MUNICIPAL                                                                .4%
OBLIGATIONS
Chicago,
ILL,
Board
of
Education
       (Chicago
       School
       Reform),
       Ser. A,
       General                                                                                                          5,000,000
       Obligation,
       5.25%, 2022
City
of
Atlanta,
GA,
Water
and
Wastewater
Revenue,
Ser.
A,
       5%, 2038                                                                                                         5,000,000
Jefferson
County,
ALA,
       Sewer                                                                                                            5,500,000
       Revenue,
       Capital
       Improvement,
       5%, 2033
Massachusetts
State
Water
Pollution
Abatement
Trust,
Ser.
A,
       System                                                                                                           5,000,000
       Revenue,
       5.75%,
       2029
Massachusetts
Turnpike
Authority,
Ser.
A,
       Metropolitan                                                                                                     5,000,000
       Highway
       System
       Revenue,
       5%, 2039
Oklahoma
State
Health
System,
       System                                                                                                           5,000,000
       Revenue,
       5.75%, 2029


OIL &                                                                    .7%
GAS
EXPLORATION
Petroleos
Mexicanos,
Ser.
P,
        Sr. Notes,                                                                                                      4,250,000
        9.5%, 2006

REAL                                                                     .4%
ESTATE
INVESTMENT
TRUST
Crescent
Real
Estate
Equities,
        Notes, 7%,                                                                                                      2,500,000
              2002

RESIDENTIAL                                                              .2%
MORTGAGE
PASS-THROUGH
CTFS.
Chase
Mortgage
Finance,
REMIC:
       Ser.                                                                                                               583,816
       1998-S5,
       Cl. B3,
       6.5%, 2013
       Ser.                                                                                                               486,514
       1998-S5,
       Cl. B4,
       6.5%, 2013
GE
Capital
Mortgage
Services,
       REMIC,                                                                                                           1,044,246
       Ser.
       1998-16,
       Cl. B3,
       6.5%, 2013
Norwest
Asset
Securities:
       Ser.                                                                                                               980,758
       1997-15,
       Cl. B1,
       6.75%, 2012
       Ser.                                                                                                             2,141,191
       1997-16,
       Cl. B1,
       6.75%, 2027
       Ser.                                                                                                               681,641
       1997-16,
       Cl. B2,
       6.75%, 2027
       Ser.                                                                                                             1,643,280
       1998-11,
       Cl. B2,
       6.5%, 2013
       Ser.                                                                                                             2,936,707
       1998-13,
       Cl. B1,
       6.25%, 2028
       Ser.                                                                                                             2,814,466
       1998-13,
       Cl. B2,
       6.25%, 2028
       Ser.                                                                                                               368,051
       1998-13,
       Cl. B6,
       6.25%, 2028
Residential
Funding
Mortgage
Securities
I:
       Ser.                                                                                                               754,836
       1998-S9,
       Cl. 1-B1,
       6.5%, 2013
       Ser.                                                                                                               476,788
       1998-S22,
       Cl. B1,
       6.5%, 2013
       Ser.                                                                                                               357,682
       1998-S22,
       Cl. B3,
       6.5%, 2013
       Ser.                                                                                                               596,217
       1998-S22,
       Cl. M2,
       6.5%, 2013
       Ser.                                                                                                             1,191,970
       1998-S22,
       Cl. M3,
       6.5%, 2013


TECHNOLOGY                                                               .1%
Clear
Channel
Communications,
        Conv. Sub.                                                                                                      5,538,000
             Deb.,
           2.625%,
              2003

TELECOMMUNICATIONS                                                       .1%
TCI
Communication
Financial,
       Capital                                                                                                          7,000,000
       Securities,
       9.65%, 2027
Winstar
Communications,
       Sr. Notes,                                                                                      EUR              2,000,000
       12.75%,
       2010


TELECOMMUNICATION/CARRIERS                                               .2%
Qwest
Communications
International,
Ser.
B,
       Sr.                                                                                                              5,690,000
       Discount
       Notes,
       0/8.29%,
       2008
WorldCom,
       Notes,                                                                                                           7,861,000
       8.25%, 2010



U.S.                                                                     .2%
GOVERNMENT
U.S.
Treasury
Bonds:
       10%,
       5/15/2010
       10.375%,
       11/15/2009
       6.125%,                                                                                                          2,700,000
       8/15/2029
       8.875%,                                                                                                          8,500,000
       2/15/2019
U.S.
Treasury
Inflation
Protection
Securities:
       3.625%,
       7/15/2002
       3.625%,                                                                                                         11,750,000
       1/15/2008
       3.875%,                                                                                                         19,825,000
       4/15/2029
U.S.
Treasury
Notes,
           6.375%,                                                                                                      9,000,000
         4/30/2002
       6.5%,                                                                                                           26,619,000
       2/15/2010
       7%,                                                                                                             12,000,000
       7/15/2006
U.S.
Treasury
Principal
Strips,
       0%,                                                                                                             25,000,000
       11/15/2009


U.S.                                                                     .4%
GOVERNMENT
AGENCIES
Federal
Farm
Credit,
Real
Yield
Securities,
           2.775%,
         2/14/2002
Federal
National
Mortgage
Association,
            Notes,
            7.25%,
         1/15/2010
Tennessee
Valley
Authority,
            Valley
           Indexed
         Principal
       Securities,
       3.375%,                                                                                                         12,500,000
       1/15/2007


U.S.                                                                     .2%
GOVERNMENT
AGENCIES/MORTGAGE-
BACKED
Federal
Home
Loan
Mortgage:
       7.5%                                                                                                            10,000,000
        Gtd. REMIC
       Pass-Through
            Ctfs.,
                      Ser. 51,
                        Cl. E,
                          10%,
                     7/15/2020
       REMIC,
       Mutliclass
       Mortgage
       Participation
       Ctfs.
                   (Interest
                   Only
                   Obligation):
                                        Ser. 1978, Cl. PH, 7%,                                                          3,861,135
                                                     1/15/2024
                                        Ser. 1995, Cl. PY, 7%,                                                         10,124,292
                                                    10/15/2027
       REMIC
       Trust,
       Pass-Through
       Ctfs.
                   (Collateralized
                      by FHLMC
                   Pass-Through
                       Ctfs.),
                   Ser. 2153,
                   Cl. Pl,
                   6.5%,
                   3/15/2016
                     (Interest
                          Only
                   Obligation)
Federal
National
Mortgage
Association:
       7.5%                                                                                                            11,900,000
               8%,
         12/1/2025
            6.88%,                                                                                                      4,205,212
          2/1/2028
        Gtd. REMIC
       Pass-Through
            Ctfs.,
                   Ser.
                   1988-16,
                   Cl. B,
                   9.5%,
                   6/25/2018
       REMIC
       Trust,
       Gtd.
       Pass-Through
       Ctfs.
                   (Interest
                   Only
                   Obligation):
                   Ser.                                                                                                 5,848,038
                   1996-64,
                   Cl. PM,
                   7%,
                   1/18/2012
Government
National
Mortgage
Association
I:
       7%,                                                                                                                 74,324
       6/15/2008
       9.5%,                                                                                                            3,587,485
       11/15/2017
       Construction
       Loan;
                   6.7%,                                                                                                1,631,227
                   5/15/2039
           Project
             Loan:
                   6.475%,                                                                                              7,707,594
                   9/1/2033
                        6.54%,                                                                                          4,396,224
                     7/15/2033
                   6.55%,                                                                                               1,825,740
                   6/15/2033
                   6.625%,                                                                                              6,143,592
                   6/1/2033 -
                   9/15/2033
                   6.7%,                                                                                               14,044,019
                   7/15/2001
                   6.75%,                                                                                               2,207,107
                   10/15/2033
                   6.86%,                                                                                              12,527,978
                   3/15/2038
                   7%,                                                                                                 11,315,732
                   8/15/2039
U.S.
Government
Gtd.
Development,
       Participation
             Ctfs.
          (Gtd. By
             Small
          Business
       Administration):
                          Ser.
                     1994-20K,
                        8.65%,
                     11/1/2014
                          Ser.
                     1994-20L,
                         8.4%,
                     12/1/2014
                          Ser.
                     1997-20J,
                        6.55%,
                     10/1/2017


UTILITIES-TELEPHONE                                                      .9%
Bellsouth
Capital
Funding,
            Notes,                                                                                                      5,000,000
       7.75%, 2010

WIRELESS                                                                 .8%
COMMUNICATIONS
Centaur
Funding,
Ser.
    C,
       Discount                                                                                                        30,000,000
       Notes, 0%,
       2020

YANKEE                                                                   .4%
Pemex
Finance,
       Ser.                                                                                                            10,000,000
       2000-1,
       Cl. A2,
       7.8%, 2013
Telefonos
Mexico,
       Conv. Sr.                                                                                                          950,000
       Notes,
       4.25%, 2004
  YPF,
       Bonds,                                                                                                          10,443,000
       9.125%,
       2009


TOTAL
BONDS
AND
 NOTES
       (cost
       $441,348,748,
       $139,759,080
       and
       $531,683,775,
       respectively)


SHORT-TERM                                                               .4%
INVESTMENTS

COMMERCIAL                                                               .3%
 PAPER
Equilon
Enterprises,
       6.79%,                                                                                                           9,245,000
       6/1/2000
UBS
Finance,
       6.77%,                                                                                                           9,500,000
       6/1/2000

U.S.                                                                     .8%
GOVERNMENT
AGENCIES--3.3%
Federal
Home
Loan
Banks,
       Discount
       Notes,
       6.27%,
       6/1/2000
U.S.                                                                     .5%
TREASURY
BILLS--.3%
       5.65%,
       7/20/2000
            5.64%,                                                                                                      2,060,000
         7/27/2000
       5.51%,
       8/17/2000


TOTAL
SHORT-TERM
INVESTMENTS
       (cost
       $20,786,927,
       $4,926,111,
       and
       $25,713,038,
       respectively)

TOTAL                          (cost $462,135,675,                                                                            .1%
INVESTMENTS                    $144,685,191and $557,396,813,
                               respectively)




*
The
Manager
anticipates
the
liquiation
of
these
securities
prior
to
the
merger.

(a)
Principal
amount
will
be in
U.S.
Dollars
unless
otherwise
noted.

CAD--CANADIAN
DOLLARS

DKK--DANISH
 KRONE

EUR--EUROS

GBP--BRITISH
POUNDS

GRD--GREEK
DRACHMAS

ITL--ITALIAN
  LIRE

JPY--JAPANESE
   YEN

NZD--NEW
ZEALAND
DOLLARS

SEK--SWEDISH
 KRONA
(b) Securities exempt from registration under Rule 144A of the Securities Act of
1933.
These
securities
may
be
resold
in
transactions
exempt
from
registration,
normally
to
qualified
institutional
buyers.
At
May
31,
2000,
these
securities
amounted
to
$53,055,196
or
9.2%
of
pro
forma
combined
net
assets.
(c)
Variable
rate
security---interest
rate
subject
to
periodic
change.
(d)
Reflects
date
security
can
be
redeemed
at
holder's
option;
the
stated
maturity
is
9/15/2027.
(e)
Zero
coupon
until
a
specified date at which time the stated coupon rate becomes effective until maturity.
(f)
Principal
amount
for
accrual
purposes
is
periodically
adjusted
based
on
changes
to
the
Consumer
Price
Index.
(g)
Purchased
on a
forward
commitment
basis.
(h)
Notional
face
amount
shown.
(i)
Held
by
the
custodian
in a
segregated
account
as
collateral
for
open
Financial
Futures
positions.
(J)
WITH
VALUE
RECOVERY
RIGHTS
ATTACHED.


 SEE
NOTES
TO
PRO
FORMA
FINANCIAL
STATEMENTS.






               VALUE ($)
                                                                Pro Forma
                Dreyfus             Dreyfus Strategic            Combined
          A BONDS PLUS, INC.    GOVERNMENTS INCOME, INC.         (Note 1)
          ------------------    ------------------------








       b             1,956,301                                        1,956,301








                    12,191,336                                       12,191,336


                    14,147,637                                       14,147,637





       b             2,026,194                                        2,026,194



       b             3,061,538                                        3,061,538








,c                   4,981,718                                        4,981,718




                    10,069,450                                       10,069,450






                     2,325,000                                        2,325,000









                     5,753,025                                        5,753,025





                                                 1,656,250            1,656,250





                                                                        672,993
                  *                                                                                *


         10,500,000         b             8,117,976                   2,536,868           10,654,844












          5,000,000         c             4,769,330                                        4,769,330


          1,500,000                                                   1,243,884            1,243,884






          3,000,000         c             2,409,300                                        2,409,300







          5,000,000         b             4,936,875                                        4,936,875

                                         25,986,506                   6,109,995           31,423,508





          5,000,000                       4,704,275                                        4,704,275










          3,637,000                       3,282,796                                        3,282,796








          4,500,000                       4,265,199                                        4,265,199

                                          7,547,995                                        7,547,995









          5,000,000 b,c                   4,919,531                                        4,919,531






          7,368,508                       7,343,492                                        7,343,492




                                         12,263,024                                       12,263,024



          5,000,000                       4,377,095                                        4,377,095




          5,000,000                       3,823,965                                        3,823,965


                                                                      8,201,060                                        8,201,060









                 2,478,935            2,478,935                                                   2,545,585            2,545,585


                 1,500,000            1,500,000         c                                         1,132,500            1,132,500






                 2,000,000                                                                        1,365,314
                                              *                                                                                *
                 2,000,000                                                                        1,494,645
                                              *                                                                                *




                 2,426,420            2,426,420                                                   1,713,659            1,713,659

                 2,750,000            9,250,000                       5,752,500                   2,433,750            8,186,250





                   781,837                                                                          798,428
                                              *                                                                                *
                 1,800,000                                                                        2,052,029
                                              *                                                                                *
                 1,143,368                                                                        1,459,965
                                              *                                                                                *





                 1,500,000                                                                          722,403
                                              *                                                                                *




               400,000,000                                                                        1,278,708
                                              *                                                                                *
               310,000,000                                                                          872,620
                                              *                                                                                *




                 7,000,000                                                                          853,272
                                              *                                                                                *
                 9,000,000                                                                        1,214,282
                                              *                                                                                *



                 4,000,000           10,000,000         c             5,835,000                   3,890,000            9,725,000


                 3,000,000            3,000,000                                                   2,775,000            2,775,000






               720,000,000                                                                        7,920,782
                                              *                                                                                *




               270,000,000                                                                        2,857,399
                                              *                                                                                *


                 3,504,554                                                                        3,899,418
                                              *                                                                                *
                 3,000,000                                                                        3,445,263
                                              *                                                                                *

                 2,500,000                                                                        2,779,343
                                              *                                                                                *


                 6,000,000                                                                          689,954
                                              *                                                                                *






                   600,000                                                                        1,038,417
                                              *                                                                                *
                   250,000                                                                          493,613
                                              *                                                                                *



                 5,000,000            5,000,000                                                   4,975,000            4,975,000


                                                                     11,587,500                  54,701,349           31,052,994






               160,000,000                                                                        1,645,966
                                              *                                                                                *
             7,000,000,000                                                                        3,940,349
                                              *                                                                                *






               230,000,000                                                                        2,329,626
                                              *                                                                                *
                                                                                                  7,915,941





                                      5,000,000         b             4,799,460                                        4,799,460




                                      5,000,000                       3,086,765                                        3,086,765

                                                                      7,886,225                                        7,886,225





                                      6,750,000                       6,663,472                                        6,663,472














                                      5,000,000                       4,447,200                                        4,447,200












                                      5,000,000                       4,159,150                                        4,159,150



                                      5,500,000                       4,583,205                                        4,583,205












                                      5,000,000                       4,791,900                                        4,791,900








                                      5,000,000                       4,139,350                                        4,139,350








                                      5,000,000                       4,720,050                                        4,720,050


                                                                     26,840,855                                       26,840,855








                                      4,250,000         d             4,048,125                                        4,048,125










                                      2,500,000                       2,297,323                                        2,297,323










                                        583,816         b               475,135                                          475,135



                                        486,514         b               352,357                                          352,357







                                      1,044,246         b               806,354                                          806,354







                                        980,758                         914,130                                          914,130



                                      2,141,191                       1,903,091                                        1,903,091



                                        681,641                         580,077                                          580,077



                                      1,643,280                       1,504,457                                        1,504,457



                                      2,936,707                       2,581,256                                        2,581,256



                                      2,814,466                       2,426,380                                        2,426,380



                                        368,051         b               108,575                                          108,575








                                        754,836         b               589,173                                          589,173



                                        476,788                         368,244                                          368,244



                                        357,682         b                80,479                                           80,479



                                        596,217                         537,401                                          537,401



                                      1,191,970                       1,038,742                                        1,038,742



                                                                     14,265,851                                       14,265,851





                                      5,538,000                       7,317,083                                        7,317,083








                                      7,000,000                       7,515,711                                        7,515,711




                                      2,000,000         b             1,770,930                                        1,770,930


                                                                      9,286,641                                        9,286,641







                                      5,690,000         e             4,344,827                                        4,344,827





                                      7,861,000                       7,883,286                                        7,883,286

                                                                     12,228,113                                       12,228,113







                 2,500,000            2,500,000                                                   2,832,675            2,832,675

                 6,000,000            6,000,000                                                   6,807,120            6,807,120

                                      2,700,000                       2,690,577                                        2,690,577

                                      8,500,000                      10,730,400                                       10,730,400






                 2,000,000            2,000,000         f                                         2,119,319            2,119,319

                                     11,750,000         f            11,985,311                                       11,985,311

                 3,500,000           23,325,000         f            20,275,991                   3,579,620           23,855,611




                                      9,000,000                       8,942,850                                        8,942,850

                                     26,619,000                      27,017,220                                       27,017,220

                15,000,000           27,000,000                      12,249,240                  15,311,550           27,560,790





                                     25,000,000                      13,432,500                                       13,432,500

                                                                    107,324,090                  30,650,284          137,974,374










                 1,000,000            1,000,000       c,j                                           977,300              977,300





                 8,000,000            8,000,000                                                   7,878,176            7,878,176









                 2,655,650           15,155,650         f            12,433,960                   2,438,763           14,872,723

                                                                     12,433,960                  11,294,239           23,728,199









                                     10,000,000         g             9,737,500                                        9,737,500



                 3,553,000            3,553,000                                                   3,708,231            3,708,231











                                      3,861,135         h               503,154                                          503,154

                                     10,124,292         h             4,126,674                                        4,126,674













                 7,000,000            7,000,000         h                                         1,452,193            1,452,193






                                     11,900,000         g            11,557,875                                       11,557,875
                   672,330              672,330                                                     670,857              670,857

                                      4,205,212                       3,884,239                                        3,884,239




                 1,778,715            1,778,715                                                   1,852,301            1,852,301












                                      5,848,038         h             1,222,606                                        1,222,606









                                         74,324                          72,791                                           72,791

                                      3,587,485                       3,780,313                                        3,780,313



                                      1,631,227         g             1,550,677                                        1,550,677



                                      7,707,594                       7,013,911                                        7,013,911

                                      4,396,224                       4,187,404                                        4,187,404

                                      1,825,740                       1,715,611                                        1,715,611

                                      6,143,592                       5,882,691                                        5,882,691


                                     14,044,019                      13,350,525                                       13,350,525

                                      2,207,107                       2,094,677                                        2,094,677

                                     12,527,978                      12,022,944                                       12,022,944

                                     11,315,732                      10,877,248                                       10,877,248











                 3,534,537            3,534,537                                                   3,642,702            3,642,702



                 6,123,529            6,123,529                                                   6,252,267            6,252,267



                 1,483,393            1,483,393                                                   1,390,267            1,390,267



                                                                     93,580,841                  18,968,818          112,549,659





                                      5,000,000                       4,905,080                                        4,905,080








                                     30,000,000         b             4,332,600                                        4,332,600






                   750,000           10,750,000         b             9,740,000                     730,500           10,470,500





                                        950,000                       1,126,937                                        1,126,937



                                     10,443,000                      10,194,979                                       10,194,979


                                                                     21,061,916                     730,500           21,792,416





                                                                    431,304,620                 130,371,126          517,850,957














                                      9,245,000                       9,245,000                                        9,245,000



                                      9,500,000                       9,500,000                                        9,500,000

                                                                     18,745,000                                       18,745,000







                 4,470,000            4,470,000                                                   4,470,000            4,470,000






                   220,000              220,000         i                                           218,489              218,489

                   205,000            2,265,000         i             2,043,623                     203,370            2,246,993

                    35,000               35,000         I                                            34,594               34,594

                                                                      2,043,623                     456,453            2,500,076




                                                                     20,788,623                   4,926,453           25,715,076






                                                                    452,093,243                 135,297,579          543,566,033



STATEMENT OF FINANCIAL FUTURES
MAY 31, 2000 (UNAUDITED)



                                            CONTRACTS                     MARKET VALUE
                                                                           COVERED BY
                                                                          CONTRACTS ($)
                                                         Drefus                           Drefus
                                             Dreyfus   Strategic                         Strategic
                                             A Bonds   Government           Dreyfus     Government
                               Expiration     Plus    Income Fund  Total  A Bonds Plus  Income Fund      Total
--------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES (LONG)
U.S. Treasury 5 year Notes   September 2000    803        148       951    78,367,781   14,443,875     92,811,656
U.S. Treasury 10 year Notes  September 2000               185       185                 17,904,531     17,904,531
U.S. Treasury 30 year Bonds  September 2000     25         13        38     2,390,625    1,243,125      3,633,750
Euro Bond                    September 2000                49        49                  4,886,994      4,886,994
United Kingdom 15 year Gilt  September 2000                15        15                  2,520,793      2,520,793


FINANCIAL FUTURES (SHORT)
U.S. Treasury 10 year Notes  September 2000    285                  285    27,582,656                  27,582,656



                                 Unrealized
                                Appreciation
                                (DEPRECIATION)
                                AT 5/31/00 ($)
                                              Drefus
                                            Strategic
                                Dreyfus     Government
                              A Bonds Plus  Income Fund     Total
---------------------------------------------------------------------
FINANCIAL FUTURES (LONG)
U.S. Treasury 5 year Notes      181,929       33,531         215,460
U.S. Treasury 10 year Notes                   81,766          81,766
U.S. Treasury 30 year Bonds     (3,906)      (2,031)         (5,937)
Euro Bond                                    118,461         118,461
United Kingdom 15 year Gilt                   50,574          50,574
                                178,023      282,301         460,324

FINANCIAL FUTURES (SHORT)
U.S. Treasury 10 year Notes     (56,736)                     (56,736)

                                                             403,588

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS A BONDS PLUS, INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

          At a special meeting of the Board of Directors of Dreyfus A Bonds Plus, Inc. (the "Fund") held on June 27, 2000 and at special meetings of the Board of Dreyfus Strategic Governments Income, Inc. held on June 22, 2000 and July __, 2000, the Boards of Directors each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of Dreyfus Strategic Governments Income, Inc., Dreyfus Strategic Governments Income, Inc. will transfer all of its assets, subject to its liabilities, to the Fund, in exchange for a number of shares of the Fund equal in value to the assets of the Dreyfus Strategic Governments Income, Inc. (the "Exchange"). Shares of the Fund then will be distributed to Dreyfus Strategic Governments Income, Inc. shareholders on a pro rata basis in liquidation of the Dreyfus Strategic Governments Income, Inc.

          The Exchange will be accounted for as a tax free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and Dreyfus Strategic Governments Income, Inc. at May 31, 2000. The unaudited pro forma statement of operations reflects the results of operations of the Fund and Dreyfus Strategic Governments Income, Inc for the twelve months ended May 31, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Fund for pre-combination periods will not be restated. The fiscal year ends are March 31 for the Fund and November 30 for Dreyfus Strategic Governments Income, Inc.

          The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at May 31, 2000.

NOTE 2--Portfolio Valuation:

          Investments in securities (excluding short-term investments other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market and in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

NOTE 3--Capital Shares:

          The pro forma net asset value per share assumes 10,363,583 additional shares of Common Stock of the Fund were issued in connection with the proposed acquisition by the Fund of Dreyfus Strategic Governments Income, Inc. as of May 31, 2000. The pro forma number of shares that would be issuable was calculated by dividing the net assets of Dreyfus Strategic Governments Income, Inc. at May 31, 2000 by the net asset value per share of the Fund shares at May 31, 2000 of $13.35. The pro forma combined number of shares outstanding of 42,959,052 consists of the 10,363,583 shares issuable to Dreyfus Strategic Governments Income, Inc. as a result of the merger and the 32,595,469 shares of the Fund outstanding at May 31, 2000.

NOTE 4--Pro Forma Operating Expenses:

          The accompanying pro forma financial statements reflect changes in fund expenses as if the merger had taken place on May 31, 2000. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Merger Cost:

          Merger costs are estimated at approximately $00,000 and are not included in the pro forma statement of operations since these costs are not recurring. These costs represent the estimated expenses of the Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Merger.

NOTE 6--Federal Income Taxes:

          Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

          The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

                           DREYFUS A BONDS PLUS, INC.
                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.
-------  ---------------

          The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A, filed on July 21, 1999.

ITEM 16. Exhibits - All references are to Post-Effective Amendments to the Registrant's Registration Statement on Form N-1A (File No. 2-55614) (the "Registration Statement") unless otherwise noted.

     (1) Registrant's Certificate of Incorporation is incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 32 filed on July 24, 1996.

     (2) Registrant's Bylaws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 32 filed on July 24, 1996.

     (3)  Not Applicable.

     (4)  Agreement and Plan of Reorganization.*

     (5)  Not Applicable.

     (6) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 30 filed on July 27, 1995.

     (7) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 30 filed on July 27, 1995.

     (8)  Not Applicable.

     (9) Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 32 filed on July 24, 1996.

     (10) Not Applicable.

     (11)(a) Opinion of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 32 filed on July 24, 1996.

     (11)(b) Consent of Stroock & Stroock & Lavan LLP.

     (12) Form of opinion and consent of Stroock & Stroock & Lavan LLP regarding tax matters.**

     (13) Not Applicable.

     (14) Consent of Independent Auditors.

     (15) Not Applicable.

     (16) Powers of Attorney are incorporated by reference to Other Exhibits of Post-Effective Amendment No. 37 filed July 21, 1999 and to the Signature Page hereof.

     (17)(a) Form of Proxy.*

     (17)(b) Registrant's Prospectus dated August 1, 1999, as revised August 2, 1999.

----------------

*        Filed herewith as part of the Prospectus/Proxy Statement.
**       To be filed by Post-Effective Amendment.

ITEM 17. UNDERTAKINGS.
-------  ------------

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

                                   SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 28th day of June, 2000.


                                   DREYFUS A BONDS PLUS, INC.

                                   (Registrant)

                                   By:/S/STEPHEN E. CANTER
                                      ------------------------------
                                      Stephen E. Canter, President


                                POWER OF ATTORNEY

          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Mark N. Jacobs, Joseph Connolly, Michael A. Rosenberg, Steven F. Newman, Robert R. Mullery and William McDowell, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Stephen E. Canter           President (Principal              June 28, 2000
Stephen E. Canter               Executive Officer)


/s/ Joseph Connolly             Vice President and Treasurer      June 28, 2000
Joseph Connolly                 (Principal Accounting and
                                Financial Officer)


/s/ Joseph S. DiMartino         Chairman of the Board             June 28, 2000
Joseph S. DiMartino


/s/ David P. Feldman            Board Member                      June 28, 2000
David F. Feldman


/s/ Robert R. Glauber           Board Member                      June 28, 2000
Robert R. Glauber


/s/ James F. Henry              Board Member                      June 28, 2000
James F. Henry


/s/ Rosalind Gersten Jacobs     Board Member                      June 28, 2000
Rosalind Gersten Jacobs


/s/ Dr. Paul A. Marks           Board Member                      June 28, 2000
Dr. Paul A. Marks


/s/ Dr. Martin Peretz           Board Member                      June 28, 2000
Dr. Martin Peretz


/s/ Bert W. Wasserman           Board Member                      June 28, 2000
Bert W. Wasserman

                                  EXHIBIT INDEX

Exhibit 11(b)     Consent of Counsel

Exhibit 14        Consent of Independent Auditors

Exhibit 17(b) Registrant's Prospectus dated August 1, 1999, as revised August 2, 1999.